                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12


                             Linens' N Things, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
     (5) Total fee paid:

         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
     (3) Filing Party:

         -----------------------------------------------------------------------
     (4) Date Filed:

         -----------------------------------------------------------------------

                             LINENS 'N THINGS, INC.
                                 6 BRIGHTON ROAD
                            CLIFTON, NEW JERSEY 07015

                          -----------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 6, 2004

                       -----------------------------------

To Linens 'n Things, Inc. Shareholders:


        The Annual Meeting of Shareholders of Linens 'n Things, Inc., a Delaware corporation (the "Company"), will be held at the Company's headquarters at 6 Brighton Road, Clifton, New Jersey, on Thursday, May 6, 2004, at 11:00 a.m., for the following purposes:


        1.      To elect two directors for a three-year term.


        2. To consider and act upon a proposal to approve the adoption of the 2004 Stock Award and Incentive Plan.


        3. To act upon such other business as may properly come before the Annual Meeting or any postponement or adjournment.


        Shareholders of record at the close of business on March 8, 2004 are entitled to notice of and to vote at the Annual Meeting or at any postponement or adjournment.


                                      By order of the Board of Directors,





                                      BRIAN D. SILVA
                                      Senior Vice President,
                                      Human Resources,
                                      Administration and Corporate Secretary

April 8, 2004


--------------------------------------------------------------------------------
          YOUR VOTE IS IMPORTANT. TO ASSURE YOUR REPRESENTATION AT THE
          ANNUAL MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN
          IT PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.
--------------------------------------------------------------------------------

                             LINENS 'N THINGS, INC.
                                 6 BRIGHTON ROAD
                            CLIFTON, NEW JERSEY 07015

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 6, 2004

                                 PROXY STATEMENT

        This Proxy Statement is being furnished to the shareholders of Linens 'n Things, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders of the Company to be held on Thursday, May 6, 2004, at 11:00 a.m., at 6 Brighton Road, Clifton, New Jersey and at any postponement or adjournment (the "Annual Meeting"). At the Annual Meeting, shareholders of the Company are being asked to consider and vote on (1) the election of two directors, each for a three-year term and (2) approval of the adoption of the 2004 Stock Award and Incentive Plan (the "2004 Plan").

        This Proxy Statement, Notice of Meeting and accompanying proxy are first being mailed to shareholders on or about April 8, 2004.

                                     GENERAL

        The holders of record of shares of the Company's Common Stock at the close of business on March 8, 2004 are entitled to vote such shares at the Annual Meeting. On March 8, 2004, there were outstanding 44,969,411 shares of Common Stock.

        The presence in person or by proxy of the holders of a majority of the shares outstanding on the record date is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Each shareholder is entitled to one vote, in person or by proxy, for each share of Common Stock held as of the record date on each matter to be voted on. Abstentions and broker non-votes are included in determining whether a quorum is present. Broker non-votes occur when a broker returns a proxy but does not have voting instructions from the shareholder or discretionary authority to vote on a particular proposal.

        Shares of Common Stock represented by a properly executed proxy received in time for the Annual Meeting will be voted as specified in the proxy, unless the proxy has previously been revoked. Unless contrary instructions are given in the proxy, it will be voted by the proxy committee (1) "FOR" the Board of Directors' nominees for director, (2) "FOR" the proposal to approve the adoption of the 2004 Plan, and (3) in the discretion of the proxy committee on any other matter properly submitted to shareholders at the Annual Meeting which may include, among other things, a motion to adjourn the meeting or part of the meeting relating to one or more items to be voted on at the meeting.

        If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting. If such an adjournment is proposed by the Company, the proxy committee intends to vote all shares of Common Stock for which they have voting authority in favor of the adjournment.

        The Company may also adjourn the meeting if for any reason we believe that additional time should be allowed for the solicitation of proxies. If adjournment is proposed by the Company for this reason, the execution of your proxy also authorizes the proxy committee to vote all shares for which they have such voting authority "FOR" such an adjournment.

        An adjournment will have no effect on the business that may be conducted at the Annual Meeting. If the Annual Meeting is postponed or adjourned in whole or in part, your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will remain able to revoke your proxy until it is voted.

        Shareholders may vote by completing and mailing the proxy card. A proxy may be revoked if, prior to the exercise of the proxy, the Corporate Secretary receives either a written revocation of that proxy or a new proxy bearing a later date. A proxy may also be revoked by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy.

        If a person is a participant in the Company's 401(k) savings plan and has Common Stock in a plan account, the proxy also serves as voting instructions for the plan trustee.

        This proxy solicitation is being made on behalf of the Company and the expense of preparing, printing and mailing this Proxy Statement and proxy is being paid by the Company. The Company has retained Georgeson Shareholder Communications Inc. to assist it in the solicitation of proxies for a fee of $15,000 plus out-of-pocket expenses. In addition to use of the mails, proxies may be solicited personally or by telephone, facsimile or electronic mail by regular employees or directors of the Company without additional compensation. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending proxy materials to the beneficial owners of Common Stock.

MULTIPLE COPIES OF ANNUAL REPORT AND PROXY STATEMENT

        The Securities and Exchange Commission ("SEC") has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports and proxy statements with respect to two or more shareholders sharing the same address by delivering a single annual report and proxy statement addressed to those shareholders. This process, which is called "householding," potentially provides convenience for shareholders and cost savings for the Company. The Company and certain brokers may deliver only one copy of the annual report and proxy statement unless contrary instructions have been received from the affected shareholders. Once you have received notice from the Company or your broker that a single copy of the annual report and proxy statement will be delivered, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate copy of the annual report and proxy statement, or if you are receiving multiple copies of the annual report and proxy statement and wish to receive only one copy, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. To notify the

Company, you may call, write or e-mail Investor Relations, Linens 'n Things, Inc., 6 Brighton Road, Clifton, New Jersey 07015, telephone number (973) 815-2929, e-mail investor@lnt.com. You may also access a copy of the annual report on the Investor Relations section of the Company's website, www.lnt.com. The information contained on the website is not incorporated by reference in or otherwise considered to be part of this document.


                              CORPORATE GOVERNANCE

GENERAL.

        The Company is committed to good corporate governance practices, which are actively reviewed and evaluated by the Board of Directors and the Corporate Governance and Nominating Committee. This includes comparing the Board's current governance policies and practices with those suggested by authorities active in corporate governance as well as reviewing the practices of other public companies. Based upon this evaluation, the Board has adopted those policies and practices that it believes are the most appropriate corporate governance policies and practices for the Company.

BOARD INDEPENDENCE AND COMPOSITION.

        The Board has affirmatively reviewed and determined the independence of its directors. In making each independence determination, the Board reviewed all relationships between each director and the Company and considered and broadly assessed, from the standpoint of materiality and independence, all of the information provided by each director in response to detailed inquiries concerning his independence and any direct or indirect business, family, employment, transactional or other relationship or affiliation of such director with the Company.

        In assessing whether a director is independent the Board also adopted as its own standards the specific categorical standards established by the New York Stock Exchange ("NYSE") in Section 303A.02 of the Listed Company Manual for determining director independence. Based on the Board's review and in accordance with the Company's independence criteria, the Board has affirmatively determined that each of Philip E. Beekman, Harold F. Compton, Stanley P. Goldstein, Morton
E. Handel and Robert Kamerschen has no material relationship with the Company affecting his independence as a director and each is independent.

        The Board also determined that each member of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee is independent under these same independence standards and, with respect to each member of the Audit Committee, is also independent under the independence criteria established by the SEC applicable to audit committee members.

PRESIDING DIRECTOR; EXECUTIVE SESSION OF INDEPENDENT DIRECTORS.

        The independent directors meet in executive session regularly during the course of each year and have established procedures for determining which independent director will serve as the presiding director for these executive sessions. In accordance with this procedure, each independent director will serve as the presiding director on a rotating basis at least annually.

INFORMATION REGARDING BOARD COMMITTEES.

        AUDIT COMMITTEE. The Audit Committee is comprised of Mr. Beekman (Chairman), Mr. Handel and Mr. Kamerschen. The Audit Committee met nine times during fiscal 2003. The Audit Committee assists the Board in fulfilling its oversight of:

        o the Company's financial reporting process and the integrity of the Company's financial statements and financial reporting;

        o the Company's internal control environment, systems and performance;

        o the performance of the independent auditors and the internal auditor.

        The Audit Committee meets regularly with the Company's independent auditors, both with and without management present, to discuss the results of its audit and interim quarterly reviews, its evaluation of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee also reviews and evaluates the qualifications, independence and performance of the independent auditors The Audit Committee also meets regularly with management, without the Company's independent auditors present, to discuss management's evaluations of the performance of the independent auditors. The Audit Committee also meets regularly with the internal audit personnel to discuss the Company's internal audit process and the results of ongoing or recently completed internal audits.

        The Board has determined that all Audit Committee members are financially literate within the meaning of the NYSE rules and that Mr. Beekman is an "audit committee financial expert" within the meaning of the SEC regulations. No member of the Audit Committee received any compensation from the Company during fiscal 2003 other than compensation for services as a director. The Board also determined, based on the information provided by Mr. Beekman, who serves on the audit committee of more than three public companies, that such service does not in its view impair Mr. Beekman's ability to effectively serve on the Company's Audit Committee.

        COMPENSATION COMMITTEE. The Compensation Committee is comprised of Mr. Goldstein (Chairman) and Mr. Compton. The Compensation Committee met four times during fiscal 2003. The principal responsibilities of the Compensation Committee are the determination and approval of CEO compensation, recommendation of the compensation for the senior officers of the Company, including salary and incentive based plans, determination of awards under and administration of the Company's equity plans, and ongoing review of the compensation of the Company's senior officers.

        CORPORATE GOVERNANCE AND NOMINATING COMMITTEE. Mr. Compton (Chairperson), and Mr. Handel are the members of the Corporate Governance and Nominating Committee. The

Corporate Governance and Nominating Committee met once in fiscal 2003. The principal responsibilities of the Corporate Governance and Nominating Committee are to assess and provide recommendations to the Board concerning corporate governance practices, to assess and make recommendations to the Board concerning the operation and performance of the Board, and to identify potential director candidates.

        The Corporate Governance and Nominating Committee, together with the Chairman of the Board and other Board members, from time to time as appropriate identify the need for new Board members. In identifying director candidates, the Committee will seek input from the Chairman of the Board, other Board members and other appropriate sources to ensure that different points of view can be considered and acceptable candidates are identified. The Committee may also engage a search firm. The Committee will determine which candidates are to be recommended to the Board.

        Shareholders wishing to submit a director candidate for consideration by the Committee should submit the candidate recommendation to Linens 'n Things, Inc. Corporate Governance and Nominating Committee, c/o Senior Vice President, Human Resources, Administration and Corporate Secretary, 6 Brighton Road, Clifton, New Jersey 07015, in writing, not less than 120 days nor more than 150 days prior to the Annual Meeting date (determined based on the same date as the preceding year's meeting). In order to ensure that a shareholder wishing to propose a candidate for consideration by the Committee has a significant stake in the Company, the shareholder submitting the candidate must have been the beneficial owner of at least 1% of the Company's outstanding shares for a minimum of one year prior to the submission of the request to the Committee. The request must also be accompanied by the same information concerning the director candidate and the recommending shareholder as described in section 10 of the Company's bylaws. The Committee may request additional background or other information. Nothing above shall limit a shareholder's right to propose a nominee for director at an annual meeting in accordance with the procedures set forth in the bylaws.

        The Company's directors play a critical role in guiding the Company's long-term business strategy and in overseeing the management of the Company. All Board candidates are considered based on various criteria which may change over time and as the composition of the Board changes. At a minimum the Committee considers:

        o the appropriate mix of educational and professional background and business experience to make a significant contribution to the overall composition of the Board;

        o       global business and social perspective;

        o if applicable, whether the candidate is financially literate as described in the NYSE rules or an audit committee financial expert or independent;

        o demonstrated personal and professional character and reputation consistent with the Company's image and reputation;

        o willingness to apply sound and independent business judgment and demonstrated ability to work productively with the other members of the Board; and

        o availability for the substantial duties and responsibilities as a director of the Company.

This year, Mr. Kamerschen, who was elected a director by the Board in February 2003 and was recommended to the Board by an independent compensation consulting firm which provides services to the Compensation Committee and the Company, is standing for election by the shareholders for the first time.

COMMITTEE CHARTERS

        The Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee each operate pursuant to a separate written charter adopted by the Board. Each Committee reviews its charter at least annually. Each Committee charter was most recently revised or adopted in February 2004. The Audit Committee charter is attached to this Proxy Statement as Appendix A. All of the Committee charters are available at the Investor Relations section of the Company's website located at www.lnt.com. Each charter is also available in print to any shareholder who requests it. The information contained on the website is not incorporated by reference or otherwise considered a part of this document.

CORPORATE GOVERNANCE GUIDELINES.

        The Company is committed to the highest standards of corporate governance and ethical behavior. On the recommendation of the Corporate Governance and Nominating Committee, the Board of Directors has adopted Corporate Governance Guidelines to assist the Board in providing experience, strategic guidance and oversight to the Company and its shareholders.

        The Corporate Governance Guidelines establish corporate governance policies and principles with respect to the role of the Board of Directors, meetings of the Board of Directors, Board composition and selection, director responsibilities, agenda for Board meetings, executive sessions, director orientation and continuing education, related party transactions, legal compliance policies, strategic planning, types and composition of Board committees, Board and committee authority to engage independent advisors, director access to management, director compensation, management evaluation, management succession planning, and Board and committee evaluations. The Guidelines are available in the Investor Relations section of the Company's website located at www.lnt.com. The Guidelines are also available in print to any shareholder who requests them.

SHAREHOLDER COMMUNICATION WITH DIRECTORS; DIRECTOR ATTENDANCE.

        Information regarding the Company's process for shareholders to communicate with the Board of Directors or with the presiding director, the manner in which such communications are forwarded, the Company's policy regarding director attendance at annual meetings and directors who attended last year's annual meeting, is available in the Investor Relations section of the Company's website located at www.lnt.com. Each director participated in at least 75% of the meetings of the Board of Directors and of the committees of which he is a member.

DIRECTOR COMPENSATION.

        Directors who are not employees of the Company are paid an annual retainer of $10,000 which may be paid either in cash or Common Stock of the Company. Upon initial election or appointment to the Board, each non-employee director receives 1,000 stock units and a stock option for 6,000 shares of Common Stock. One-half of the stock units are paid six months and a day after the grant date and the other half six months later, unless the non-employee director has ceased to serve as a director for a reason other than death, disability, or retirement. In addition, each non-employee director receives 1,000 stock units and a stock option for 4,000 shares of Common Stock on the date of each annual meeting.

                                     ITEM 1

                              ELECTION OF DIRECTORS
GENERAL

        The Board of Directors currently consists of six members and is divided into three classes of equal size. Directors are generally elected for three year terms on a staggered term basis, so that each year the term of office of one class will expire and the terms of office of the other classes will extend for additional periods of one and two years respectively. This year's nominees have been nominated to serve for a three-year term expiring on the date of the 2007 annual meeting. The Company has inquired of the nominees and determined that they will serve if elected. If for any reason any nominee is not available for election, which is not expected, the proxy committee may vote for such substitute nominee as may be recommended by the Board of Directors.

        Directors are elected by the affirmative vote of a plurality of the votes cast at the Annual Meeting and entitled to vote. Abstentions and broker non-votes are not counted as votes cast and have no effect on the outcome.

        The nominees are current directors of the Company. Set forth below is a description of the background of each nominee. Also set forth below is a description of the background of the existing directors whose terms of office extend beyond the Annual Meeting. The Board of Directors recommends that shareholders vote "FOR" the Company's nominees for director.

NOMINEES FOR ELECTION AT THE ANNUAL MEETING
--------------------------------------------------------------------------------

STANLEY P. GOLDSTEIN

AGE:                            69

DIRECTOR SINCE:                 1996

PRINCIPAL OCCUPATION AND
BUSINESS EXPERIENCE:            Mr. Goldstein was Chairman of the Board of CVS
                                Corporation, formerly Melville Corporation, until he retired in 1999. Prior to May 1998 he was Chairman of the Board and CEO of CVS
                                Corporation. Mr. Goldstein co-founded Consumer
                                Value Stores, a retail drug chain, in 1963.

OTHER DIRECTORSHIPS:            CVS Corporation and Footstar, Inc.


ANNUAL MEETING AT WHICH
NEW TERM AS DIRECTOR EXPIRES:   2007

================================================================================

ROBERT KAMERSCHEN

AGE:                            68

DIRECTOR SINCE:                 February 2003

PRINCIPAL OCCUPATION AND
BUSINESS EXPERIENCE:            Retired Chairman and Chief Executive Officer of
                                ADVO, Inc. Mr. Kamerschen was Chairman and Chief
                                Executive Officer of DIMAC Corporation, a direct marketing services company, from September 1999 until February 2002. DIMAC Corporation filed a voluntary petition for reorganization under the U.S. bankruptcy laws in April 2000 and emerged from bankruptcy in February 2001. In July 1999, he retired as Chairman of ADVO, Inc., a position he had held since 1989. Mr. Kamerschen was Chief
                                Executive Officer of ADVO, Inc. from 1988 until
                                July 1999.

OTHER DIRECTORSHIPS:            Memberworks Incorporated, R.H. Donnelley
                                Corporation, IMS Health Incorporated, RadioShack
                                Corporation, MDC Corporation Inc. and Maxxcom
                                Inc. Mr. Kamerschen is also a Regent for the University of Hartford and a Trustee of Wadsworth Atheneum Museum.


ANNUAL MEETING AT WHICH
NEW TERM AS DIRECTOR EXPIRES:   2007


================================================================================

DIRECTORS WHOSE TERMS DO NOT EXPIRE THIS YEAR
--------------------------------------------------------------------------------

NORMAN AXELROD

AGE:                            51

DIRECTOR SINCE:                 1996

PRINCIPAL OCCUPATION AND
BUSINESS EXPERIENCE:            CEO of the Company since 1988. Chairman of the
                                Board of Directors since 1997. Between 1976 and
                                1988 Mr. Axelrod held various management positions at Bloomingdale's, ending with Senior
                                Vice President, General Merchandise Manager.

OTHER DIRECTORSHIPS:            Reebok International Ltd., Jaclyn, Inc.

ANNUAL MEETING AT WHICH
TERM AS DIRECTOR EXPIRES:       2005


================================================================================


MORTON E. HANDEL

AGE:                            69

DIRECTOR SINCE:                 2000

PRINCIPAL OCCUPATION AND
BUSINESS EXPERIENCE:            Chairman of the Board of Marvel Enterprises,
                                Inc. since 1998. From 1997 to 2001, Mr. Handel was President, CEO and a director of Ranger
                                Industries, Inc., formerly Coleco Industries,
                                Inc. Between 1974 and 1990 Mr. Handel held various executive management positions at Coleco
                                Industries, Inc. including Chairman and CEO.

OTHER DIRECTORSHIPS:            Marvel Enterprises, Inc. Mr. Handel is also a
                                Regent of the University of Hartford.

ANNUAL MEETING AT WHICH
TERM AS DIRECTOR EXPIRES:       2005


================================================================================

PHILIP E. BEEKMAN

AGE:                            72

DIRECTOR SINCE:                 1997

PRINCIPAL OCCUPATION AND
BUSINESS EXPERIENCE:            President of Owl Hollow Enterprises, Inc., a
                                consulting and investment company. From 1986 to 1994, Mr. Beekman was Chairman of the Board and
                                CEO of Hook SupeRx, Inc., a retail drug store chain. Prior to that he was President and Chief
                                Operating Officer of Seagram Company Limited.

OTHER DIRECTORSHIPS:            The General Chemical Group Inc., Kendle
                                International Inc. and M & F Worldwide Corp.

ANNUAL MEETING AT WHICH
TERM AS DIRECTOR EXPIRES:       2006


================================================================================


HAROLD F. COMPTON

AGE:                            56

DIRECTOR SINCE:                 1998

PRINCIPAL OCCUPATION AND
BUSINESS EXPERIENCE:            Retired President and Chief Executive Officer of
                                CompUSA Inc. Mr. Compton joined CompUSA Inc. in
                                1994 as Executive Vice President-Operations, becoming Executive Vice President and Chief
                                Operating Officer in 1995, President of CompUSA
                                Stores in 1996 and Chief Executive Officer of
                                CompUSA Inc. in 2000.

ANNUAL MEETING AT WHICH
TERM AS DIRECTOR EXPIRES:       2006

                             EXECUTIVE COMPENSATION

        The following table sets forth information on compensation for the Company's CEO and the four other most highly compensated executive officers of the Company.


                           SUMMARY COMPENSATION TABLE

                                                                                      Long-Term
                                                                                     Compensation
                                                                           ---------------------------------

                                             Annual Compensation                   Awards            Payouts
                                     ------------------------------------  -----------------------  ---------

                                                                           Restricted  Number of
                                                            Other Annual     Stock     Securities     LTIP       All Other
    Name and Principal       Fiscal                         Compensation    Award(s)   Underlying    Payouts   Compensation
         Position             Year   Salary ($)  Bonus ($)      ($)          ($)(1)      Options      ($)(1)       ($)(2)
----------------------------------------------------------------------------------------------------------------------------
Norman Axelrod, Chairman      2003     813,462    389,400         __               0      200,000         0       22,844
and Chief Executive           2002     785,000    581,685         __               0      250,000         0      276,563
Officer                       2001     770,577          0         __         318,585      300,000   318,612      385,570

William T. Giles,             2003     315,896     94,548         __         312,750       40,000         0        4,041
Executive Vice President      2002     290,000    128,934         __               0       45,000         0        2,667
and Chief Financial           2001     284,231          0         __          84,080       75,000    84,052       10,200
Officer

Audrey Schlaepfer,            2003     400,000     94,400         0           15,004       30,000        __            0
Executive Vice President,     2002     400,000    100,000      69,525(3)           0            0        __       50,000
Chief Merchandising           2001      76,923     40,000     105,410(3)           0       50,000        __       50,000
Officer

Brian D. Silva, Senior        2003     267,115     71,685         __               0       25,000         0        3,712
Vice President, Human         2002     260,000    115,596         __               0       30,000         0        1,800
Resources, Administration     2001     254,808          0         __          75,364       50,000    75,391       10,500
and Corporate Secretary

F. David Coder, Senior        2003     278,654    100,000         __              __       50,000        __        4,028
Vice President, Store         2002     245,385     98,800         __              __       40,000        __        1,929
Operations(4)                 2001     215,673          0         __              __       15,000        __        8,875

(1) Awards under the Company's long term incentive plan ("LTIP") are made based on the executive officers having achieved certain preestablished financial performance targets. For each of the 3-year cycles ending in fiscal years 2001, 2002 and 2003 the financial targets have been based on earnings and net return on assets over the prior 3 years. LTIP awards, when and if awarded, vest two years after such performance compensation is awarded. No awards were made under the LTIP for fiscal 2003 except for 642 restricted stock units awarded to Ms. Schlaepfer on July 1, 2003. Mr. Giles was awarded 15,000 restricted stock units upon his promotion to Executive Vice President, which vest in 25%, 25% and 50% increments over the three years from the date of grant. The number and value of all restricted stock holdings at fiscal year end were: Mr. Giles, 15,000 units, $422,100; Ms. Schlaepfer, 642 units, $ 18,066. Holders of restricted stock units are entitled to be credited with any dividends on such units.

(2) For fiscal year 2003 these values represent amounts contributed under the Company's 401(k) profit sharing plan. In addition, for Mr. Axelrod, the fiscal 2003 amount also includes $12,547 of imputed income associated with the term portion of his split dollar insurance arrangement and $6,901 of related tax reimbursement.

(3) For fiscal 2002 represents relocation costs including moving costs, temporary housing and purchase related costs of $34,787 and related tax reimbursement of $34,738; and for fiscal 2001 represents relocation costs of $95,168 and related tax reimbursement of $10,242.

(4) Assumed an executive officer position in fiscal 2003.

OPTION GRANTS IN LAST FISCAL YEAR. The table below sets forth certain information concerning stock options granted during fiscal 2003 by the Company to the named executive officers.

        The grant date present values shown in the following table are required by SEC regulations, and are not intended to forecast possible future appreciation. The Company is not aware of any formula which will predict with reasonable accuracy the future appreciation of equity securities. No benefit from the grant of stock options can be realized by optionees unless there is an appreciation in stock price, which will benefit all shareholders commensurately.


                        OPTION GRANTS IN LAST FISCAL YEAR


                                                           INDIVIDUAL GRANTS
                               --------------------------------------------------------------------------
                                   NUMBER OF             PERCENT OF
                                   SECURITIES          TOTAL OPTIONS
                                   UNDERLYING            GRANTED TO       EXERCISE OR                       GRANT DATE
                                 OPTIONS GRANTED        EMPLOYEES IN      BASE PRICE       EXPIRATION      PRESENT VALUE
            NAME                     (#)(1)            FISCAL YEAR (%)     ($/SHARE)          DATE            ($)(2)
-------------------------------------------------------------------------------------------------------------------------
Norman Axelrod                       200,000                19.07            27.58           11/20/10        2,205,840

William T. Giles                      40,000                 3.81            27.58           11/20/10         441,168

Audrey Schlaepfer                     30,000                 2.86            27.58           11/20/10         330,876

Brian D. Silva                        25,000                 2.38            27.58           11/20/10         275,730

F. David Coder                        50,000                 4.77            27.58           11/20/10         551,460

(1) The options vested on December 31, 2003; however, options only become exercisable in 1/3 increments if, and at such point, over an established period of time measured as set forth in the option agreement as the closing price of Company Common Stock on the New York Stock Exchange is $31.72, $36.48, and $39.08, respectively. Regardless of stock performance, 100% of the options would become exercisable on October 20, 2010, subject to continued employment.

(2) The hypothetical present values on the grant date are calculated under the modified Black-Scholes Model, which is a mathematical formula used to value options traded on stock exchanges. This formula considers a number of factors in hypothesizing an option's present value. Factors used to value options granted include the stock's expected volatility rate 40.7%, risk free rate of return 1.5%, dividend yield 0.0%, projected time of exercise 5.7 years and projected risk of forfeiture and non-marketability for the vesting period 1.77% per annum.

OPTION EXERCISES AND YEAR-END OPTION HOLDINGS. The following table shows information regarding option exercises during fiscal 2003 as well as fiscal 2003 year-end option holdings for each of the named executive officers.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                    NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                                   UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                                    SHARES                          OPTIONS AT FY-END (#)           AT FY-END ($)
                                  ACQUIRED ON        VALUE              EXERCISABLE/                 EXERCISABLE/
             NAME                EXERCISE (#)     REALIZED ($)          UNEXERCISABLE               UNEXERCISABLE
------------------------------- ---------------- --------------- ---------------------------- ---------------------------
Norman Axelrod                      275,000        3,214,794           890,994/774,990           2,679,093/3,164,000

William T. Giles                          0                0           140,006/154,994               959,272/762,853

Audrey Schlaepfer                         0                0             25,000/55,000               227,000/243,800

Brian D. Silva                            0                0            77,087/102,913               281,156/504,844

F. David Coder                       14,000          165,680             54,167/95,833               221,725/264,225


EMPLOYMENT AGREEMENTS AND OTHER EXECUTIVE AGREEMENTS

        EMPLOYMENT AGREEMENTS. The Company has employment agreements with each of the executive officers named in the Summary Compensation Table (the "Employment Agreements"). The following briefly summarizes the principal terms of these Employment Agreements.

        The period of employment under the Employment Agreements extends for initial terms of approximately four years subject to automatic one-year extensions at the end of the initial terms unless the executive fails to seek renewal or the Company gives notice of non-renewal. A Company notice of non-renewal prior to the executive reaching age 60 would constitute a constructive termination of the executive without cause. During Mr. Axelrod's employment term he may relinquish any or all of his executive officer positions, and if he relinquishes all such executive officer positions, he has agreed to remain employed by the Company in an appropriate capacity at reduced compensation until age 60.

        The Employment Agreements provide for payment of an annual base salary that will be reviewed at the discretion of the Compensation Committee but limit any reduction in base salary. The Employment Agreements also include provisions concerning annual incentive compensation with minimum target annual incentive awards of not less than seventy percent of base salary for Mr. Axelrod and not less than forty percent of base salary for the other executives, and long-term incentive compensation with a minimum target award opportunity of not less than thirty-five percent of base salary for Mr. Axelrod and ranging from not less than fifteen percent to not less than thirty percent of base salary for the other executives.

        The Employment Agreements generally provide for (i) participation during the employment term in benefit plans and programs including retirement benefits, life insurance, medical benefits and, in the case of Mr. Axelrod, a supplemental executive retirement benefit and split dollar life insurance benefit and (ii) restrictive covenants including non-competition, non-disclosure, non-solicitation of employees and availability for litigation support. Upon a termination for cause, the executives have agreed not to compete with the Company for a period of one year (2 years in the case of Mr. Axelrod). In addition, in the case of voluntary termination by the executive, the Company may elect to pay the executive over a 12-month period an amount equal to the executive's annual base salary and target annual bonus in exchange for the executive's agreement not to compete with the Company for a period of one year.

        In the event the executive's employment is terminated other than for cause and other than by voluntary termination, the Employment Agreements provide for (i) continued payment of salary and target annual incentive compensation for 30 months for Mr. Axelrod and from 12 to 18 months for the other executives,
(ii) continuation at Company cost of medical, health and life insurance benefits for 30 months for Mr. Axelrod and 24 months for the other executives, (iii) in the case of Mr. Axelrod, vesting of outstanding options, restricted or deferred stock awards and long-term incentive awards (and pro rata payment of such long-term incentive awards based on actual and target performance) and the right in certain cases to exercise vested options for the remainder of the term of the options, (iv) in the case of Mr. Axelrod, 30 months of additional age and service credit for purposes of determining the amount payable under the supplemental executive retirement plan, and (v) in the case of Mr. Axelrod, a lump sum actuarial amount to account for the benefit he would have received under his split dollar insurance arrangement had the Company continued to make the required insurance premium payments for an additional 30-month period.

        The Employment Agreements obligate the Company to indemnify the executives to the fullest extent permitted by law, including the advancement of expenses, and, in the case of Mr. Axelrod, provides that the Company will reimburse Mr. Axelrod for expenses incurred in seeking enforcement of his Employment Agreement unless the assertion of such right is in bad faith or frivolous.

        In the event an executive officer's employment is terminated following a change in control, other than for cause and other than by voluntary termination, the Employment Agreements generally provide for (i) lump sum severance benefits equal to 2 times (2.99 for Mr. Axelrod) the annual base salary and target bonus,
(ii) continuation of medical, health and life insurance at Company cost until age 60 for Mr. Axelrod and for 24 months for the other executives, (iii) vesting of outstanding options, restricted stock or stock unit awards, deferred stock awards and long-term incentive awards (and pro rata payment of such long-term incentive awards based on actual and target performance), and the right in certain cases to exercise vested options for the remainder of the term of the options, (iv) in the case of Mr. Axelrod, 36 months of additional age and service credit for purposes of determining the amount payable under the supplemental executive retirement plan, and (v) in the case of Mr. Axelrod, a lump sum actuarial amount to account for the benefit he would have received under his split dollar insurance arrangement had the Company continued to make required insurance premium payments for an additional 36-month period.

        A "change in control" is defined to include a variety of events, including significant changes in the stock ownership of the Company or a significant subsidiary, certain changes in the Company's Board of Directors, certain mergers and consolidations of the Company or a significant subsidiary, and the sale or disposition of all or substantially all the consolidated assets of the Company. "Cause" is defined generally as a breach of the restrictive covenants contained in the Employment Agreements, certain felony convictions, or willful acts or gross negligence that are materially damaging to the Company.

        If payments under the Employment Agreements following a change in control are subject to the golden parachute excise tax, the Company will make an additional gross-up payment sufficient to ensure that the net after-tax amount retained by the executive (taking into account all taxes, including those on the gross-up payment) is the same as it would have been had such excise tax not applied.

        SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. The Company has a supplemental executive retirement plan for Mr. Axelrod which provides annual retirement benefits, commencing at or after age 55 following retirement from active service. The net annual benefit under the plan is determined based on three primary components: (i) 1.6% of final average compensation, times (ii) years of service, reduced by (iii) an offset amount equal to amounts Mr. Axelrod would be entitled to under a separate split dollar life insurance arrangement financed by the Company. See discussion below. The annual benefit amount payable under the plan may not exceed 50% of final average compensation. "Final average compensation" means the average of the executive's base salary and bonus compensation (excluding equity compensation) for the three years (which need not be consecutive) with the Company or its affiliates that yield the highest average compensation. Under the plan Mr. Axelrod has 15 years of credited service. Assuming a twenty percent increase in final average compensation from the highest annual covered compensation in the Summary Compensation Table and assuming retirement from service at age 55 or at age 60, respectively, and taking into account a projected offset amount under the split dollar insurance policy at such age, the estimated annual retirement benefit payable under the plan would be approximately $295,736 or $344,670, respectively. There is no offset for social security benefits. Upon the occurrence of a change in control, as defined in the plan, the executive would have a right to begin receiving the annual benefit amount in the standard form or in a lump sum at the executive's election. The executive need not terminate employment in order to receive the annual benefit amount upon a change in control.

        The Company has had a collateral assignment split dollar insurance arrangement with Mr. Axelrod under which the Company paid annual premiums under the policy. Due to the limitations imposed by the Sarbanes-Oxley Act of 2002, the Company is no longer paying additional premiums into this policy, beginning with the premium payment due in fiscal 2003. The arrangement was designed so that the Company will ultimately receive back from the policy value (the "Company Amount") the sum of all annual premium payments made by the Company, plus an interest factor of 3.4% annually. The executive's interest in the cash value and death benefit value under the policy is equal to the total policy value less the Company Amount.

REPORT ON COMPENSATION OF EXECUTIVE OFFICERS

        Compensation decisions for the Company's Chief Executive Officer and the other named executive officers for fiscal 2003 were reviewed and determined by the Compensation Committee.

        The overall objectives of the Company's executive compensation program are to attract and retain the highest quality executives to manage and lead the Company, and to provide annual and long term incentives to management, based on both Company performance and individual performance, in order to build and sustain value for shareholders.

        The Company's executive compensation program for fiscal 2003 was reviewed and approved by the Compensation Committee. A national compensation consultant is regularly retained by the Compensation Committee to assist in reviewing competitive compensation programs for the Company in connection with the Company's senior officers, including the Chief Executive Officer and each of the other named executive officers as well as other members of the management group. This review includes examination of the compensation levels reported for senior executives of a survey group of retailers. The survey group is not the same group of companies included in the Peer Group Index set forth in the Company's Performance Graph below because, in the view of the Compensation Committee and its compensation consultant, the companies in the index are not necessarily the most representative group for purposes of determining competitive compensation pay practices for the senior executives. The Compensation Committee reviews the competitiveness of the Company's executive compensation practices on an annual basis.

        ANNUAL BASE SALARY. Annual base salaries for the Chief Executive Officer and the other named executives were initially established at approximately the mean of the range of salaries considered in the survey group, with increases through fiscal 2003 made by the Compensation Committee based on its view of appropriate competitive annual base salary levels for such executives. Actual total remuneration levels may range below or above target in any one year and over a period of years based on performance against annual and long-term goals as well as market price of the Company's shares. Under employment agreements with each of the named executive officers, base salary may not be decreased from the amount in effect for the previous year.

        INCENTIVE AWARDS. The Company's annual incentive program provides for cash bonuses based on performance relative to predetermined objectives established for the year. For fiscal 2003, the target award rate was 80% of base salary for the Chief Executive Officer, 55% for Mr. Giles and ranged between 40% and 45% for the other named executive officers. Larger awards may be made if performance exceeds predetermined objectives. Smaller or no awards may be made if performance falls below such objectives. Eligible members of management, including the Chief Executive Officer and the other executive officers, can defer receipt of a portion of their incentive award. For fiscal 2003, incentive bonuses payable to the Chief Executive Officer and the other named executives were based on specific earnings objectives established by the Compensation Committee in early 2003. Actual fiscal 2003 incentive awards were determined to be 59% of the target award rates determined for fiscal 2003 for each of the executive officers (see Summary Compensation Table above). In addition, Mr. Coder received an additional $20,000 bonus based on his performance of responsibilities during fiscal 2003.

        STOCK BASED AND LONG TERM INCENTIVE COMPENSATION. The Board of Directors and the Compensation Committee are of the view that stock ownership or its equivalent by management aligns the interest of management with the Company's shareholders. Stock options are granted at fair market value and are intended to align executive compensation opportunities with shareholder returns. Stock options granted during fiscal 2003 were part of the Compensation Committee's customary annual review and these option grants were made at levels which the Compensation Committee determined to be appropriate long term equity-based incentives to such executives. In determining the specific levels of individual option grants for fiscal 2003 for the Chief Executive Officer and each of the other executive officers, the Compensation Committee considered and weighed a number of factors, including annual stock option grant levels of the peer group of retail companies; past levels of annual option grants to Company executives; the executive's position, responsibilities, salary and performance levels; and projected stock option grant values. Stock options granted during fiscal 2003 vested at calendar year end and are exercisable upon the achievement of certain pre-established financial objectives, but in no case sooner than 12 months after the date of grant. Stock options are intended to provide long term compensation incentives, and future grants of options or other awards will be reviewed and determined periodically by the Compensation Committee. No awards were made under the LTIP for fiscal 2003 because the internally established three year financial performance goals were not achieved by the Company. A restricted stock unit award under the LTIP was made to Ms. Schlaepfer in connection with her hiring arrangement.

        COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M). Section 162(m) of the Internal Revenue Code generally allows a deduction to publicly traded companies for certain qualifying performance-based compensation. Section 162(m) disallows a deduction to the extent certain non-performance based compensation over $1 million paid to the Chief Executive Officer or to any of the other named executive officers. The Company believes that Section 162(m) deduction limits for fiscal 2004 will not be applicable or, if applicable, would not be material in terms of net financial effect. Therefore the Company does not intend to seek to change any fiscal 2004 compensation arrangements. The Company and the Compensation Committee will continue to monitor this matter.

                                    COMPENSATION COMMITTEE

                                    Stanley P. Goldstein, Chairman
                                    Harold F. Compton

PERFORMANCE GRAPH

        The following graph compares the percentage change in the cumulative total shareholders' return on the Company's Common Stock on an annual basis from December 31, 1998 through January 3, 2004, with the cumulative total return on the Standard & Poor's Specialty Retail Index, the Peer Group Index and the Standard & Poor's 500 Index for the same period. In accordance with the SEC rules, the returns are indexed to a value of $100 at December 31, 1997 and it is assumed that all dividends were reinvested.

        The Peer Group Index is comprised of the following companies in the retail industry: Bed Bath & Beyond Inc.; The Bombay Company, Inc.; Borders Group, Inc.; Haverty Furniture Companies, Inc.; Jo-Ann Stores, Inc.; Michaels Stores, Inc.; Petsmart, Inc.; Pier 1 Imports, Inc.; Sharper Image Corporation; The Sports Authority, Inc.; and Williams-Sonoma, Inc. The returns of each issuer in the Peer Group Index have been weighted according to the issuer's stock market capitalization at the beginning of each period for which a return is indicated.





                               [PERFORMANCE GRAPH]





                       12/31/98  12/31/99  12/31/00  12/29/01  1/4/03   1/3/04

Linens 'n Things        $100.00    $74.76    $69.72    $64.45  $56.68   $71.02
S&P Specialty Stores     100.00     71.46     59.62     96.23   85.53   115.17
Peer Group               100.00     92.73     88.78    155.87  168.48   212.86
S&P 500                  100.00    121.04    110.02     96.95   75.52    97.18

REPORT OF THE AUDIT COMMITTEE


        The following is the report of the Audit Committee with respect to the audited financial statements for fiscal 2003. With respect to fiscal 2003, the Audit Committee has:

        o reviewed and discussed the Company's audited financial statements with management and KPMG LLP;

        o discussed with KPMG LLP the scope of its services, including its audit plan;

        o reviewed the Company's procedures and internal control processes designed to ensure accurate and fair financial reporting, including those relating to certifications by the Company's Chief Executive Officer and Chief Financial Officer that are required in periodic reports filed by the Company with the SEC;

        o discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES;

        o reviewed the written disclosures and confirmation from KPMG LLP required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, and discussed with KPMG LLP their independence from management and the Company;

        o adopted procedures for the Audit Committee to review and pre-approve all audit and non-audit services performed by KPMG LLP; and

        o together with the Board of Directors, implemented various changes and actions in response to the requirements of the Sarbanes-Oxley Act, SEC regulations and the NYSE corporate governance standards, as they impact the Audit Committee, the financial reporting process and internal controls procedures.

        Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for fiscal 2003. The Audit Committee also evaluated and reappointed KPMG LLP as the Company's independent auditors for fiscal 2004.


                                             AUDIT COMMITTEE

                                             Philip E. Beekman, Chairman
                                             Morton E. Handel
                                             Robert Kamerschen

                               INDEPENDENT AUDITOR


        The Audit Committee of the Board of Directors appointed KPMG LLP as independent auditors to examine the Company's consolidated financial statements for the fiscal year ending January 3, 2004 and to render other professional services as required. The Company expects that a representative of KPMG LLP will attend the annual meeting, and the representative will have an opportunity to make a statement if he or she desires. The representative will also be available to respond to appropriate questions from shareholders.

        Aggregate fees billed by KPMG LLP for audit services related to the most recent two fiscal years, and for other professional services billed in the most recent two fiscal years, were as follows:

TYPE OF SERVICE                               2003                  2002
---------------                               ----                  ----

Audit Fees (1)                                $323,000              $362,900
Audit-Related Fees (2)                        $ 31,000              $ 42,250
Tax Fees (3)                                  $     --              $ 52,250

All Other Fees (4)                            $  3,800              $     --

Total                                         $357,800              $457,400
---------------

        (1) Audit fees consisted of the audit of the Company's annual financial statements and reviews of the Company's quarterly financial statements, as well as consents to SEC filings in 2002.

        (2) Audit related fees consisted principally of fees for audit of the financial statements of employee benefit plans.

        (3) Tax fees consisted of tax complinace services and tax advice.

        (4) All Other Fees consisted of miscellaneous tariff database services.

        The Audit Committee has adopted a formal policy concerning the pre-approval of audit and non-audit services to be provided by the independent auditors to the Company. The policy requires that all services to be performed by KPMG LLP, the Company's independent auditors, including audit services, audit-related services and permitted non-audit services, be pre-approved by the Audit Committee. The policy permits the Audit Committee to delegate pre-approval authority to one or more members, provided that any pre-approval decisions are reported to the Audit Committee at its next meeting. Specific services being provided by the independent auditors are regularly reviewed in accordance with the pre-approval policy. At subsequent Audit Committee meetings, the Audit Committee receives updates on services being provided by the independent accountants, and management may present additional services for approval. Since the May 6, 2003 effective date of the new SEC rule applicable to services being provided by the independent accountants, each new engagement of KPMG LLP was approved in advance by the Audit Committee.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

        CERTAIN BENEFICIAL OWNERS. The following table sets forth certain information as to beneficial ownership of each person known to the Company to own beneficially more than 5% of the outstanding Common Stock of the Company as of February 29, 2004.

Beneficial Owner                         Number of Shares       Percent of Class
----------------                         ----------------       ----------------


PRIMECAP Management Company (1)......        4,361,373                9.71%

Mellon Financial Corporation (2).....        3,468,086                7.72%

FMR Corp. (3)........................        2,723,730                6.06%

Vanguard Horizon Funds - Vanguard....        2,300,000                5.12%
Capital Opportunity Fund (4).



-------------------------------

(1) Pursuant to an amended Schedule 13G filed on September 17, 2002, and other information made available to the Company by PRIMECAP Management Company, PRIMECAP Management Company has sole voting power with respect to 1,784,973 shares, and sole dispositive power with respect to 4,361,373 shares. The address for PRIMECAP Management Company is 225 South Lake Avenue # 400, Pasadena, California 91101.

(2) Pursuant to a Schedule 13G filed on February 4, 2004, Mellon Financial Corporation has sole voting power with respect to 2,692,411 shares, shared voting and shared dispositive power with respect to 213,700 shares, and sole dispositive power with respect to 3,252,986 shares. The address for Mellon Financial Corporation is One Mellon Center, Pittsburgh, Pennsylvania 15258.

(3) Pursuant to an amended Schedule 13G filed on February 17, 2004 by FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson (collectively, "FMR"), FMR has sole voting power with respect to 687,000 shares and sole dispositive power with respect to 2,723,730 shares. The address for FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

(4) Pursuant to an amended Schedule 13G filed on February 3, 2004, Vanguard Horizon Funds - Vanguard Capital Opportunity Fund ("Vanguard") has sole voting power with respect to 2,300,000 shares. The address for Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

        STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS. The following table sets forth certain information as to beneficial ownership of the outstanding Common Stock of the Company as of February 29, 2004, by each director of the Company, each executive officer named in the Summary Compensation Table, and all executive officers and directors of the Company as a group. Except as otherwise indicated, each person listed below has sole voting and investment power with respect to such shares. No director or executive officer beneficially owns more than one percent of the total outstanding Common Stock other than Mr. Axelrod who is deemed beneficially to own 2.33% and all directors and executive officers which as a group is deemed beneficially to own 3.26% of the outstanding Common Stock.

                                         No. of Shares of                                             No. of Shares of
     Name of Beneficial                      Common               Name of Beneficial                      Common
           Owner                            Stock(1)                    Owner                            Stock(1)
---------------------------------------------------------     --------------------------------------------------------
N. Axelrod..........................        1,070,043 (2)     W. Giles............................     154,286 (3)
P. Beekman..........................           35,416         A. Schlaepfer.......................      25,000
H. Compton..........................           19,891         B. Silva............................      88,282
S. Goldstein........................           42,216         D. Coder............................      54,167
M. Handel...........................           12,470
R. Kamerschen.......................            6,279         All executive officers and
                                                              directors as a group................   1,508,050


(1) Includes restricted stock units and shares subject to stock options that were exercisable as of February 29, 2004 or that will become exercisable within 60 days thereafter, as follows: Mr. Axelrod, 890,994; Mr. Beekman, 24,567; Mr. Goldstein, 24,567; Mr. Compton, 15,167; Mr. Handel, 9,167; Mr. Kamerschen, 3,500; Ms. Schlaepfer, 25,000; Mr. Giles, 140,006; Mr. Silva, 77,087; Mr. Coder,
54,167; and all directors and executive officers as a group, 1,264,222.

(2) Includes 400 shares held by Mr. Axelrod's minor children, as to which shares Mr. Axelrod disclaims beneficial ownership.

(3) Includes 7,437 shares held by Mr. Giles' wife, as to which shares Mr. Giles disclaims beneficial ownership.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file reports regarding beneficial ownership of the Company's Common Stock with the SEC, and to furnish the Company with copies of all filings. Based on a review of these filings, the Company believes all filings were timely made except for one Form 4 and one Form 5 each reporting a single late transaction on behalf of Mr. Giles and one Form 4 to report a single transaction filed late on behalf of Ms. Schlaepfer.

                                     ITEM 2

                                 APPROVAL OF THE
               ADOPTION OF THE 2004 STOCK AWARD AND INCENTIVE PLAN

GENERAL

        The Company's shareholders are being asked to approve the 2004 Stock Award and Incentive Plan (the "2004 Plan"). The 2004 Plan is intended to enhance the ability of the Company to link pay to performance on a tax-efficient basis. The Board of Directors and the Compensation Committee (the "Committee") believe that attracting and retaining executives and other key employees of high quality has been and will continue to be essential to the Company's growth and continued success.

        To this end, the Board of Directors and the Committee believe that a comprehensive compensation program which includes different types of incentives for motivating employees and which rewards key employees for outstanding service contributes to the Company's future success. The Company intends to use awards under the 2004 Plan ("Awards") as an important element of compensation for executives and other employees, to help the Company to remain competitive. In addition, annual and longer term incentive awards and other performance-based awards will provide incentives for achieving specific performance objectives.

        The Board of Directors and the Committee view the 2004 Plan as a key part of the Company's compensation program. Shareholder approval of the 2004 Plan, which will be deemed to include approval of the eligibility, per-person Award limitations, and business criteria that can be used in setting performance goals for performance-based awards, will reduce the cost of the Company's compensation program by preserving the Company's ability to claim tax deductions for compensation to senior executive officers.

SHARES TO BE AVAILABLE

        The number of shares of Common Stock to be reserved and available for Awards under the 2004 Plan will be 4,000,000 shares, plus any shares under outstanding awards under the Company's prior equity plans which may be forfeited, settled in cash, expired, canceled or otherwise become available under share counting provisions described below. For a further discussion see "Shares Available and Award Limitations" below.

2004 PLAN TO REPLACE PRIOR EQUITY PLANS

        The 2004 Plan would replace both the Company's 2000 Stock Award and Incentive Plan (the "2000 Equity Plan") and the Company's Broad Based Equity Plan (the "Broad Based Plan"). The 2000 Equity Plan and the Broad Based Plan would each be terminated as to any future awards, although outstanding awards under the 2000 Equity Plan and the Broad Based Plan would continue to be outstanding.

        As of March 1, 2004 there were outstanding awards under the 2000 Equity Plan covering 1,545,296 shares subject to stock options and 17,500 shares subject to restricted stock units, and there were outstanding awards under the Broad Based Plan covering 2,089,602 shares subject to stock options and 31,825 shares subject to restricted stock units.

        In fiscal 2000, when shareholders approved the 2000 Equity Plan, the Company terminated each of the 1996 Incentive Compensation Plan (the "1996 Incentive Plan") and the 1996 Non-Employee Director Plan (the "1996 Non-Employee Director Plan") as to any future awards, although awards under each of those plans continued to be outstanding. As of March 1, 2004, there continued to be outstanding awards under the 1996 Incentive Plan and the 1996 Non-Employee Director Plan covering 1,521,920 shares subject to outstanding stock options.

        For purposes of the following discussion, the 2000 Equity Plan, the Broad Based Plan, the 1996 Incentive Plan and the 1996 Non-Employee Director Plan are referred to as the "Prior Plans."

APPROVAL REQUIRED

        In accordance with the listing requirements of the New York Stock Exchange, shareholder approval of the 2004 Plan requires the affirmative vote of a majority of votes cast where total votes cast represent over 50% of all shares entitled to vote. Total votes cast include those cast for or against or abstaining with respect to this proposal. Broker non-votes are not counted as votes cast. The Board of Directors recommends that shareholders vote "FOR" the 2004 Plan.

DESCRIPTION OF THE 2004 PLAN

        The following is a general description of the material features of the 2004 Plan. This description is qualified in its entirety by reference to the full text of the 2004 Plan, a copy of which is attached as Exhibit B.

        SHARES AVAILABLE AND AWARD LIMITATIONS. The number of shares of Common Stock reserved and available for Awards under the 2004 Plan will be 4,000,000, plus the number of shares subject to outstanding awards under the Prior Plans which are forfeited, settled in cash, expired, canceled or otherwise become available under the 2004 Plan's share counting provisions.

        Shares that are potentially deliverable under an Award under the 2004 Plan or an award under a Prior Plan that is canceled, expired, forfeited, settled in cash or otherwise terminated without delivery of such shares to the participant will not be counted as delivered under the 2004 Plan or the Prior Plan. Thus, shares that have been issued in connection with an Award or a Prior Plan award that is canceled, forfeited, expired, or settled in cash such that those shares are returned to the Company will again be available for Awards under the 2004 Plan. Shares withheld in payment of the exercise price or taxes relating to an Award or a Prior Plan award and shares equal to the number surrendered in payment of any exercise price or taxes relating to an Award or a Prior Plan award will again be available for Awards under the 2004 Plan. However, if issued shares are returned to the Company, including upon a cash out of restricted stock, surrender of shares in payment of an exercise price or taxes relating to an Award, or withholding of shares in payment of taxes upon vesting of restricted stock, such shares shall not become available again under the 2004 Plan if the transaction resulting in the return of shares occurs more than ten years after the date of the most recent shareholder approval of the 2004 Plan, and otherwise shares shall not become available under the 2004 Plan in an event that would constitute a "material revision" of the 2004 Plan subject to shareholder approval under then applicable rules of the New York Stock Exchange. In addition, in the case of any Award granted in substitution for an award of a company or business acquired by the Company or a subsidiary or affiliate, shares issued or issuable in connection with such substitute Award will not count against the number of shares reserved and available under the 2004 Plan. Awards may be outstanding that relate to a greater number of shares than the aggregate remaining available under the Plan, so long as Awards will not result in delivery and vesting of shares in excess of the number then available under the Plan.

        Of the total shares available under the 2004 Plan, 500,000 would be available for the issuance of "full value" Awards (that is, Awards other than stock appreciation rights ("SARs"), non-qualified stock options, or Awards for which the participant pays the intrinsic value directly or by foregoing a right to receive a cash payment from the Company). Full-value Awards in excess of the number specified above may be granted if the aggregate number of shares reserved for options, SARs and other non-full-value Awards is reduced by 1.8 shares for each share delivered pursuant to such excess full-value Award.

        The number of Awards that may be granted to the non-employee directors as a group is limited to 10% of the total reserved under the 2004 Plan and to 20,000 per individual in any calendar year.

        All of the above share amounts are subject to adjustment in the event of stock splits, stock dividends, and other extraordinary events.

        The 2004 Plan includes a limitation on the amount of Awards that may be granted to any one participant in a given year in order to qualify Awards as "performance-based" compensation not subject to the limitation on deductibility under Section 162(m) of the Internal Revenue Code. Under this annual per-person limitation, no participant may in any year be granted share-denominated Awards under the 2004 Plan relating to more than his or her "Annual Limit" for each type of Award. The Annual Limit equals one million shares plus the amount of the participant's unused Annual Limit relating to the same type of Award as of the close of the previous year, subject to adjustment for stock splits and other extraordinary corporate events. For purposes of this limitation, options, SARs, restricted stock, deferred stock, and other stock-based awards are separate types of Awards subject to a separate limitation. In the case of Awards not relating to shares of Common Stock, no participant may be granted Awards authorizing the earning during any year of an amount that exceeds the participant's Annual Limit which for this purpose equals $5 million plus the amount of the participant's unused cash Annual Limit as of the close of the previous year. The Annual Limit for non-share-based Awards is separate from the Annual Limit for each type of share-based Award.

        As of March 8, 2004, the record date, the closing price of the Common Stock on the New York Stock Exchange was $35.87 per share.

        Adjustments to the number and kind of shares subject to the 2004 Plan share limitations, including the share-denominated Annual Limits, are authorized in the event of a large, special or non-recurring dividend or distribution, recapitalization, stock split, stock dividend, reorganization, business combination, or other similar corporate transaction or event affecting the Common Stock. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or to changes in applicable laws, regulations, or accounting principles, except that adjustments to Awards intended to qualify as "performance-based" generally must conform to requirements under Section 162(m).

        NEW PLAN BENEFITS. No Awards will be granted pursuant to the 2004 Plan until it is approved by the Company's shareholders. In addition, Awards are subject to the discretion of the Committee, and therefore amounts which would have been received by the named executive officers, by the executive officers as a group and by the other employees as a group, if the 2004 Plan had been in place for fiscal 2003, or for such amounts which may be granted in the future, are not determinable.

        ELIGIBILITY. Executive officers and other employees of the Company and its subsidiaries, and non-employee directors, consultants and others who provide substantial services to the Company and its subsidiaries, are eligible to be granted Awards under the 2004 Plan. In addition, any person who has been offered employment by the Company or a subsidiary may be granted Awards, but such prospective employee may not receive any payment or exercise any right relating to the Award until he or she has commenced employment. At present, approximately 1,177 persons would be deemed eligible for Awards under the 2004 Plan.

        ADMINISTRATION. The 2004 Plan is administered by the Committee, except that the Board of Directors may appoint any other committee to administer the 2004 Plan and may itself act to administer the 2004 Plan. The Board of Directors must perform the functions of the Committee for purposes of granting Awards to non-employee directors. (References to the "Committee" below mean the committee or the full Board of Directors exercising authority with respect to a given Award.) Subject to the terms and conditions of the 2004 Plan, the Committee is authorized to select participants, determine the type and number of Awards to be granted and the number of shares to which Awards will relate or the amount of a performance award, specify times at which Awards will be exercisable or settled, including performance conditions that may be required as a condition thereof, set other terms and conditions of such Awards, prescribe forms of Award agreements, interpret and specify rules and regulations relating to the 2004 Plan, and make all other determinations which may be necessary or advisable for the administration of the 2004 Plan. Nothing in the 2004 Plan precludes the Committee from authorizing payment of other compensation, including bonuses based upon performance, to officers and employees, including the executive officers. The 2004 Plan provides that Committee members shall not be personally liable, and shall be fully indemnified, in connection with any action, determination, or interpretation taken or made in good faith under the 2004 Plan.

        STOCK OPTIONS AND SARS. The Committee is authorized to grant non-qualified stock options, and SARs entitling the participant to receive the excess of the fair market value of a share on the date of exercise or other specified date over the grant price of the SAR. The exercise price of an option and the grant price of an SAR is determined by the Committee, but may not be less than the fair market value of the shares on the date of grant (except as described below). The term of each option or SAR up to a maximum of ten years, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or upon the occurrence of other events, generally are fixed by the Committee. Options may be exercised by payment of the exercise price in cash, shares or other property (including through broker-assisted cashless exercise procedures of the withholding of option shares to pay the exercise price if such withholding does not result in adverse accounting) or by surrender of other outstanding awards having a fair market value equal to the exercise price. Methods of exercise and settlement and other terms of SARs will be determined by the Committee. SARs granted under the 2004 Plan may include "limited SARs" exercisable for a stated period of time following a "change in control" of the Company, as discussed below.

        The Committee may require that an outstanding option be exchanged for an SAR exercisable for shares having vesting, expiration, and other terms substantially the same as the option, so long as such exchange will not result in additional accounting expense to the Company.

        RESTRICTED AND DEFERRED STOCK. The Committee is authorized to make Awards of restricted stock and deferred stock. Prior to the end of the restricted period, shares received as restricted stock may not be sold or disposed of by participants, and may be forfeited in the event of termination of employment. An Award of restricted stock entitles the participant to all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any dividends thereon, unless otherwise determined by the Committee. Deferred stock gives participants the right to receive shares at the end of a specified period, subject to forfeiture of the Award in the event of termination of employment under certain circumstances prior to the end of a specified restricted period (which need not be the same as the deferral period). Deferred stock subject to forfeiture conditions may be denominated as an award of "restricted stock units". Prior to settlement, deferred stock awards carry no voting or dividend rights or other rights associated with stock ownership, but dividend equivalents may be paid on such deferred stock. Vesting, forfeiture and other terms of these Awards are determined by the Committee, subject to certain minimum vesting requirements described below.

        OTHER STOCK-BASED AWARDS, BONUS SHARES, AND AWARDS IN LIEU OF CASH OBLIGATIONS. The 2004 Plan authorizes the Committee to grant Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares. The Committee will determine the terms and conditions of such Awards, including the consideration to be paid to exercise Awards in the nature of purchase rights, the periods during which Awards will be outstanding, and any forfeiture conditions and restrictions on Awards, subject to certain minimum vesting requirements described below. In addition, the Committee is authorized to grant shares as a bonus free of restrictions, or to grant shares or other Awards in lieu of the Company's obligations under other plans or compensatory arrangements, subject to such terms as the Committee may specify.

        PERFORMANCE-BASED AWARDS. The Committee may require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition of Awards being granted or becoming exercisable or settleable under the 2004 Plan, or as a condition to accelerating the timing of such events. If so determined by the Committee, in order to avoid the limitations on deductibility under Section 162(m), the business criteria used by the Committee in establishing performance goals applicable to performance Awards to named executives will be selected from among the following: (1) net sales; (2) earnings from operations, earnings before or after taxes, earnings before or after interest, depreciation, amortization, incentives, service fees, or extraordinary or special items; (3) net income or net income per common share (basic or diluted); (4) return on assets, return on investment, return on capital, or return on equity; (5) cash flow, free cash flow, cash flow return on investment, or net cash provided by operations; (6) economic value created; (7) operating margin or profit margin;
(8) stock price or total stockholder return; and (9) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures. The Committee may specify that any such criteria will be measured before or after extraordinary items, before or after service fees, or before or after payments of Awards under the 2004 Plan. The Committee may set the levels of performance required in connection with performance awards as fixed amounts, goals relative to performance in prior periods, as goals compared to the performance of one or more comparable companies or an index covering multiple companies, or in any other way the Committee may determine.

        ANNUAL INCENTIVE AWARDS. The Committee is authorized to grant annual incentive awards, settleable in cash or in shares, upon achievement of performance objectives achieved during a specified period of up to one year. The performance objectives will be one or more of the performance objectives available for other performance awards under the 2004 Plan, as described in the preceding paragraph. Annual incentive awards granted to named executives may be intended as "performance-based compensation" not subject to the limitation on deductibility under Section 162(m). For that to apply, the Committee generally must establish the performance objectives, the corresponding amount payable (subject to per-person limits), and certain other terms of settlement of such Awards not later than 90 days after the beginning of the fiscal year.

        OTHER TERMS OF AWARDS. Awards may be settled in cash, shares, other Awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on any deferred amounts. The Committee is authorized to place cash, shares or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the 2004 Plan. The Committee may condition Awards on the payment of taxes such as by withholding a portion of the shares or other property to be distributed (or receiving previously acquired shares or other property surrendered by the participant) in order to satisfy tax obligations. Awards granted under the 2004 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Committee may permit transfers to beneficiaries during the participant's lifetime, primarily for estate planning purposes.

        The Committee is authorized to impose non-competition, non-solicitation, confidentiality, non-disparagement and other requirements as a condition on the right to retain an Award or gains realized by exercise or settlement of an Award.

        Awards under the 2004 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in substitution for, exchange for or as a buyout of other Awards under the 2004 Plan, awards under other Company plans, or other rights to payment from the Company, and may exchange or buyout outstanding Awards for cash or other property, subject to the requirement that any "repricing" be approved by shareholders, as discussed below. The Committee also may grant Awards in addition to and in tandem with other Awards, awards, or rights as well. In granting a new Award, the Committee may determine that the in-the-money value or fair value of any surrendered Award or award may be applied to reduce the exercise price of any option, grant price of any SAR, or purchase price of any other Award, subject to the repricing restriction discussed below.

        VESTING, FORFEITURES, AND ACCELERATION THEREOF. The Committee may, in its discretion, determine the vesting schedule of options and other Awards, the circumstances that will result in forfeiture of the Awards, the post-termination exercise periods of options and similar Awards, and the events that will result in acceleration of the ability to exercise and the lapse of restrictions, or the expiration of any deferral period, on any Award. Full-value Awards, if their grant or vesting is subject to performance conditions, shall have a minimum vesting period of no less than one year, and such Awards, if neither their grant nor vesting is subject to performance conditions, shall have a minimum vesting period of no less than three years; provided that such full-value Awards may vest on an accelerated basis in the event of death, disability, retirement, or a Change in Control. In addition, up to 5% of the shares reserved under the 2004 Plan may be granted as full-value Awards without a minimum vesting period. The 2004 Plan provides that, unless otherwise provided by the Committee in Award documents, in the event of a Change in Control of the Company, outstanding Awards will immediately vest and be fully exercisable, any restrictions, deferral of settlement and forfeiture conditions of such Awards will lapse, and goals relating to performance-based awards will be deemed met or exceeded to the extent specified in the performance-award documents. A Change in Control means generally (i) any person or group becomes a beneficial owner of 25% or more of the voting power of the Company's voting securities, (ii) a change in the Board of Director's membership such that the current members, or those elected or nominated by vote of two-thirds of the current members and successors elected or nominated by them, cease to represent a majority of the Board of Directors in any period of less than two years, (iii) certain mergers or consolidations substantially reducing the percentage of voting power held by shareholders prior to such transactions, (iv) shareholder approval of a sale or liquidation of all or substantially all of the assets of the Company and all material conditions to completion of the transaction have been satisfied, or (v) any other event which the Board of Directors determines shall constitute a Change in Control for purposes of the 2004 Plan.

        AMENDMENT AND TERMINATION OF THE 2004 PLAN. The Board of Directors may amend, suspend, discontinue, or terminate the 2004 Plan or the Committee's authority to grant awards thereunder without shareholder approval unless shareholder approval is required by law, regulation, or stock exchange rule, or for any material amendment to the limits on the number of Awards, which may be granted to non-employee directors as a group, or individually in any calendar year. The Board of Directors may, in its discretion, submit other amendments to shareholders for approval. Under these provisions, shareholder approval will not necessarily be required for amendments which might increase the cost of the 2004 Plan or broaden eligibility. Unless earlier terminated, the 2004 Plan will terminate at such time that no shares reserved under the 2004 Plan remain available and the Company has no further rights or obligations with respect to any outstanding Award.

        Without the approval of shareholders, the Committee will not amend or replace previously granted options in a transaction that constitutes a "repricing," as such term is used in Section 303A.08 of the Listed Company Manual of the New York Stock Exchange.

FEDERAL INCOME TAX IMPLICATIONS OF THE 2004 PLAN

        The following is a brief description of the federal income tax consequences generally arising with respect to Awards that may be granted under the 2004 Plan. Options granted under the 2004 Plan will be non-qualified stock options (i.e., not incentive stock options). The grant of an option (including a stock-based award in the nature of a purchase right) or an SAR will create no federal income tax consequences for the participant or the Company. Upon exercising an option, the participant must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and nonforfeitable shares acquired on the date of exercise. Upon exercising a SAR, the participant must generally recognize ordinary income equal to the cash of the fair market value of shares received.

        A participant's disposition of shares acquired upon the exercise of a non-qualified option generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's "basis" in such shares (generally, the tax "basis" is the amount previously recognized as ordinary income in connection with the exercise of the option or SAR plus, in the case of an option, the exercise price paid).

        Except as discussed below, the Company generally will be entitled to a deduction equal to the amount recognized as ordinary income by the participant in connection with options and SARs. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant.

        With respect to other Awards granted under the 2004 Plan that result in a transfer to the participant of cash or shares or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property actually received. Except as discussed below, the Company generally will be entitled to a deduction for the same amount. With respect to Awards involving shares or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the earliest time the shares or other property become transferable or not subject to a substantial risk of forfeiture. Except as discussed below, the Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant.

        As discussed above, compensation that qualifies as "performance-based" compensation is excluded from the $1 million deductibility cap of Section 162(m), and therefore remains fully deductible by the company that pays it. Under the 2004 Plan, options granted with an exercise price or grant price at least equal to 100% of fair market value of the underlying shares at the date of grant will be, and Awards which are conditioned upon achievement of performance goals may be, intended to qualify as such "performance-based" compensation. A number of requirements must be met, however, in order for particular compensation to so qualify. Accordingly, there can be no assurance that such compensation under the 2004 Plan will be fully deductible under all circumstances. In addition, other Awards under the 2004 Plan generally will not so qualify, so that compensation paid to certain executives in connection with such Awards may, to the extent it and other compensation subject to Section 162(m)'s deductibility cap exceed $1 million in a given year, be subject to the limitation of Section 162(m).

        The foregoing provides only a general description of the application of federal income tax laws to certain types of Awards under the 2004 Plan. This discussion is intended for the information of shareholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the 2004 Plan, as the consequences may vary with the types of Awards made, the identity of the recipients and the method of payment or settlement. Different tax rules may apply, including in the case of variations in transactions that are permitted under the 2004 Plan (such as payment of the exercise price of an option by surrender of previously acquired shares). The summary does not address the effects of other federal taxes (including employment taxes and possible "golden parachute" excise taxes) or taxes imposed under state, local or foreign tax laws.

        The Board of Directors considers the amendment to the 2004 Plan to be in the best interests of the Company and its shareholders and recommends that the shareholders vote "FOR" approval of the 2004 Plan.


                      EQUITY COMPENSATION PLAN INFORMATION

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                            (a) (b) (c)
------------------------------- ---------------------------- ---------------------------- ----------------------------
                                                                                             Number of securities
                                                                                            remaining available for
                                 Number of securities to be   Weighted-average exercise      future issuance under
                                   issued upon exercise of       price of outstanding       equity compensation plans
                                     outstanding options,              options,               (excluding securities
        Plan Category                warrants and rights         warrants and rights        reflected in column (a))
        -------------                -------------------         -------------------        ------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
  Equity compensation plans                3,140,291                    $25.10                       606,043
     approved by security
          holders(1)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity compensation plans not
     approved by security                  2,225,058                    $24.19                      1,520,927
          holders(2)
------------------------------- ---------------------------- ---------------------------- ----------------------------
            Total                          5,365,349                    $24.72                      2,126,970
------------------------------- ---------------------------- ---------------------------- ----------------------------

(1) 2000 Stock Award and Incentive Plan ("2000 Equity Plan") which provides for grants of stock options and other equity based awards; 1996 Incentive Compensation Plan; and the 1996 Non-Employee Director Stock Plan. The 2000 Equity Plan superceded the 1996 Incentive Compensation Plan and the 1996 Non-Employee Director Stock Plan, except for outstanding equity awards under those plans, the termination or forfeiture of which became available for awards under the 2000 Equity Plan.

        If the proposed 2004 Equity Plan is approved by shareholders at this Annual Meeting, the 2000 Equity Plan would be terminated as to any future awards. See "Item 2 - Approval of the Adoption of the 2004 Stock Award and Incentive Plan" above.

(2) LNT Broad Based Equity Plan, which was adopted by the Board of Directors effective October 12, 2000. The plan has been administered as a "broad-based plan" under Rule 312 of the New York Stock Exchange Rules. The plan provides for grants of stock based awards to full-time employees of the Company and its subsidiaries, other than executive officers of the Company. Participants in the plan may be granted stock options, stock appreciation rights, restricted stock, deferred stock, bonus stock or other stock-based awards, or performance awards. All stock option grants have an exercise price per share that is no less than the fair market value per share of Company Common Stock on the grant date and may have a term of no longer than ten years from grant date. For further information concerning the plan, see Note 11 to the Company's consolidated financial statements included in the 2003 Annual Report on Form 10-K.

        If the 2004 Equity Plan is approved by shareholders at this Annual Meeting, the Broad Based Plan will be terminated as to any future awards.

                SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

        Any proposal of a shareholder intended to be presented at the Company's 2005 Annual Meeting of Shareholders must be received by the Secretary of the Company not later than December 10, 2004 to be included in the Company's Proxy Statement, Notice of Meeting and proxy relating to the 2005 Annual Meeting.

        The Company's Bylaws establish an advance written notice procedure for shareholders seeking to nominate candidates for election as directors at any Annual Meeting of Shareholders, or to bring business before an Annual Meeting of Shareholders of the Company. The Bylaws provide that only persons who are nominated by or at the direction of the Board, or by a shareholder who has given timely written notice to the Corporate Secretary of the Company prior to the meeting at which directors are to be elected, will be eligible for election as directors of the Company. The Bylaws also provide that at any meeting of shareholders only such business may be conducted as has been brought before the meeting by or at the direction of the Board or, in the case of an Annual Meeting of Shareholders, by a shareholder who has given timely written notice to the Secretary of the Company of such shareholder's intention to bring such business before such meeting. Under the Bylaws, for any such shareholder notice to be timely, such notice must be received by the Company in writing not less than 60 days nor more than 90 days prior to the meeting, or in the event that less than 70 days' notice or prior public disclosure of the date of the Annual Meeting is given or made to shareholders, to be timely, notice by the shareholder must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting or such public disclosure was made. Under the Bylaws, a shareholder's notice must also contain certain information specified in the Bylaws.

                                  ANNUAL REPORT

        A COPY OF THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS HAS BEEN MAILED TO ALL SHAREHOLDERS OF RECORD. SHAREHOLDERS, UPON WRITTEN REQUEST TO INVESTOR RELATIONS, LINENS 'N THINGS, INC., 6 BRIGHTON ROAD, CLIFTON, NEW JERSEY 07015, MAY RECEIVE, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SEC FOR THE 2003 FISCAL YEAR.

                                  OTHER MATTERS

        As of the date of this Proxy Statement, the Company knows of no business that will be presented for consideration at the Annual Meeting other than the matters referred to above. Proxies in the enclosed form will be voted in respect of any other business that is properly brought before the Annual Meeting as recommended by the Board of Directors or, if no such recommendation is given, in the discretion of the proxy holders.

                                   Appendix A


                             LINENS 'N THINGS, INC.

                                 AUDIT COMMITTEE

                                     CHARTER


The Audit Committee is appointed by the Board of Directors of Linens 'n Things, Inc. (the "Company") to assist the Board in the oversight of:

        o the integrity of the financial statements of the Company as prepared by management and reviewed or audited by the external auditors

        o the qualifications, independence and performance of the external auditor

        o       the internal audit function

        o legal and regulatory compliance with respect to accounting, auditing, internal controls and financial reporting.

COMPOSITION AND MEETINGS

The Audit Committee shall consist of at least three (3) members of the Board of Directors. The members of the Audit Committee shall meet the independence, education and experience requirements of the New York Stock Exchange and applicable federal law. At least one member of the Audit Committee will qualify as an "audit committee financial expert" in accordance with applicable SEC rules.

The members of the Audit Committee are appointed by the Board of Directors. One of the members shall be appointed Audit Committee Chairperson. Audit Committee members may be replaced by the Board.

MEETINGS

o The Audit Committee shall hold meetings as it deems appropriate. Minutes of meetings will be prepared.

o The Audit Committee will, periodically, meet separately with management, with the internal auditors, and with the external auditor.

AUTHORITY

o       The Audit Committee has authority to:

        o Exclusively appoint, replace, and establish the compensation and other engagement terms of the external auditor, which shall be funded by the Company, and oversee the performance of the external auditor.

        o Coordinate the resolution of any accounting or auditing issues or disputes between management and the external auditor.

        o Pre-approve the terms of all audit and permissible non-audit services to be provided by the external auditor.

        o Obtain advice and assistance from outside legal counsel, accountants or others as the Audit Committee deems necessary to carry out its duties.

        o Meet with Company officers, the external auditor, legal counsel or others as necessary to carry out its duties.

        o       Conduct investigations as necessary.

o The Company will fund all costs of the Audit Committee in carrying out its duties.

o The Audit Committee may, when appropriate, delegate authority to one or more of its members or to one or more subcommittees.

RESPONSIBILITIES

The Audit Committee shall:

FINANCIAL STATEMENT AND DISCLOSURE MATTERS
------------------------------------------

        o Discuss with management and with the external auditor the annual audited and quarterly unaudited financial statements, including management's discussion and analysis, and recommend to the Board whether the audited financial statements shall be included in the Company's Form 10-K.

        o Discuss with management and the external auditor any significant changes in accounting principles, any significant issues as to internal controls, the Company's critical accounting estimates and policies, and the impact of any applicable alternative assumptions and significant estimates on the Company's annual financial statements.

        o Discuss with the external auditor any audit problems or difficulties and management's responses.

        o Generally discuss with management the types of information to be disclosed or presented in connection with (i) the Company's earnings press releases and (2) financial information and earnings guidance provided to analysts and rating agencies.

        o Discuss with management the Company's major financial risk exposures, including interest rate risk and currency exchange risk, and discuss the Company's risk assessment and risk management guidelines and policies.

        o Discuss with the external auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

        o Prepare all reports required to be prepared by the Audit Committee pursuant to applicable SEC or NYSE rules.


OVERSIGHT OF THE COMPANY'S RELATIONSHIP WITH THE EXTERNAL AUDITOR
-----------------------------------------------------------------

        o Review the experience and qualifications of the senior members of the external auditor team.

        o Assess the independence of the external auditor and all relationships between the Company and the external auditor.

        o Meet with the external auditor to discuss the planning and staffing of the audit.

        o Obtain from the external auditor, at least annually, and review, the external auditor's internal quality control report and information required to be provided to the Audit Committee.

        o Establish with management hiring policies for employees or former employees of the external auditor, consistent with SEC and NYSE requirements.

        o       Review the performance of the external auditor.

        o       The external auditor shall report directly to the Audit
                Committee.


OVERSIGHT OF THE COMPANY'S INTERNAL AUDIT FUNCTION
--------------------------------------------------

        o Review the functions and performance of the internal auditing personnel.

        o Review any significant reports to management prepared by the internal audit personnel and management's responses.

        o Review management's compliance with and the results of the reports and assessments of internal controls required by SEC rules concerning adequacy of internal controls.


COMPLIANCE OVERSIGHT RESPONSIBILITIES
-------------------------------------

        o Review with management compliance with applicable legal and regulatory requirements as it affects accounting, auditing, internal controls or financial reporting.

        o Discuss with management and the external auditor any correspondence with regulators or governmental agencies brought to its attention which raise issues regarding the Company's financial statements or accounting policies.

        o Review and, if appropriate, approve any material transactions between the Company and related parties.


PROCEDURES FOR EMPLOYEE AND OTHER THIRD PARTY COMPLAINTS AND INQUIRIES
----------------------------------------------------------------------

        o       Establish procedures for:

                - the receipt, retention and treatment of any complaints received by the Company concerning accounting, internal controls, or auditing matters; and

                - the submission by any Company employee of any claims or concerns regarding questionable accounting or auditing matters.

        o Coordinate with Company personnel to ensure any claims or other material communications concerning accounting, internal controls or auditing matters are brought to the attention of the Chairperson of the Audit Committee and, if appropriate, the full Audit Committee.


OTHER
-----

        o       Provide regular reports to the Board.

        o Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

        o       Review annually the Audit Committee's own performance.

                                   Appendix B


                             LINENS 'N THINGS, INC.

                       2004 STOCK AWARD AND INCENTIVE PLAN


        1. PURPOSE. The purpose of this 2004 Stock Award and Incentive Plan (the "Plan") is to aid Linens 'n Things, Inc., a Delaware corporation (the "Company"), in attracting, retaining, motivating and rewarding employees, non-employee directors, and other persons who provide substantial services to the Company or its subsidiaries or affiliates, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of Company goals, and promote the creation of long-term value for stockholders by closely aligning the interests of Participants with those of stockholders. The Plan authorizes stock-based and cash-based incentives for Participants.

        2. DEFINITIONS. In addition to the terms defined in Section 1 above and elsewhere in the Plan, the following capitalized terms used in the Plan have the respective meanings set forth in this Section:

                (a) "Annual Incentive Award" means a type of Performance Award granted to a Participant under Section 7(c) representing a conditional right to receive cash, Stock or other Awards or payments, as determined by the Committee, based on performance in a performance period of one fiscal year or a portion thereof.

                (b) "Award" means any Option, SAR, Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any related right or interest, granted to a Participant under the Plan.

                (c) "Beneficiary" means the legal representatives of the Participant's estate entitled by will or the laws of descent and distribution to receive the benefits under a Participant's Award upon a Participant's death, provided that, if and to the extent authorized by the Committee, a Participant may be permitted to designate a Beneficiary, in which case the "Beneficiary" instead will be the person, persons, trust or trusts (if any are then surviving) which have been designated by the Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Participant's Award upon such Participant's death. Unless otherwise determined by the Committee, any designation of a Beneficiary other than a Participant's spouse shall be subject to the written consent of such spouse.

                (d)     "Board" means the Company's Board of Directors.

                (e) "Change in Control" and related terms have the meanings specified in Section 9.

                (f) "Code" means the Internal Revenue Code of 1986, as amended. References to any provision of the Code or regulation (including a proposed regulation) thereunder shall include any successor provisions and regulations.

                (g) "Committee" means the Compensation Committee of the Board, the composition and governance of which is established in the Committee's Charter as approved from time to time by the Board and subject to Section 303A.05 of the Listed Company Manual of the New York Stock Exchange, and other corporate governance documents of the Company. No action of the Committee shall be void or deemed to be without authority due to the failure of any member, at the time the action was taken, to meet any qualification standard set forth in the Committee Charter or this PlanThe full Board may perform any function of the Committee hereunder, in which case the term "Committee" shall refer to the Board.

                (h) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 11(j).

                (i) "Deferred Stock" means a right, granted to a Participant under Section 6(e), to receive Stock or other Awards or a combination thereof at the end of a specified deferral period. Deferred Stock may be denominated as "stock units," "restricted stock units," "phantom shares," "performance shares," or other appellations.

                (j) "Dividend Equivalent" means a right, granted to a Participant under Section 6(g), to receive cash, Stock, other Awards or other property equal in value to all or a specified portion of the dividends paid with respect to a specified number of shares of Stock.

                (k)     "Effective Date" means the effective date specified in
Section 11(p).

                (l)     "Eligible Person" has the meaning specified in Section
5.

                (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act or rule (including a proposed rule) thereunder shall include any successor provisions and rules.

                (n) "Fair Market Value" means the fair market value of Stock, Awards or other property as determined in good faith by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock as of any given date shall be the closing sale price per share of Stock reported on a consolidated basis for securities listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that day, then on the last previous day on which a sale was reported.

                (p)     "Option" means a right, granted to a Participant under
Section 6(b), to purchase Stock or other Awards at a specified price during specified time periods.

                (q) "Other Stock-Based Awards" means Awards granted to a Participant under Section 6(h).

                (r) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

                (s) "Performance Award" means a conditional right, granted to a Participant under Sections 6(i) and 7, to receive cash, Stock or other Awards or payments, as determined by the Committee, based upon performance criteria specified by the Committee.

                (t) "Preexisting Plans" means the Company's 2000 Stock Award and Incentive Plan, the LNT Broad-Based Equity Plan, the 1996 Incentive Compensation Plan and 1996 Non-Employee Director Stock Plan.

                (u) "Qualified Member" means a member of the Committee who is a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) and an "outside director" within the meaning of Regulation 1.162-27 under Code Section 162(m).

                (v) "Restricted Stock" means Stock granted to a Participant under Section 6(d) which is subject to certain restrictions and to a risk of forfeiture.

                (w) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

                (x) "Stock" means the Company's Common Stock, and any other equity securities of the Company that may be substituted or resubstituted for Stock pursuant to Section 11(c).

                (y) "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c).

                3.      ADMINISTRATION.

                (a) AUTHORITY OF THE COMMITTEE. The Plan shall be administered by the Committee, which shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants; to grant Awards; to determine the type and number of Awards, the dates on which Awards may be exercised and on which the risk of forfeiture or deferral period relating to Awards shall lapse or terminate, the acceleration of any such dates, the expiration date of any Award, whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, and other terms and conditions of, and all other matters relating to, Awards; to prescribe documents evidencing or setting terms of Awards (such Award documents need not be identical for each Participant), amendments thereto, and rules and regulations for the administration of the Plan and amendments thereto; to construe and interpret the Plan and Award documents and correct defects, supply omissions or reconcile inconsistencies therein; and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Decisions of the Committee with respect to the administration and interpretation of the Plan shall be final, conclusive, and binding upon all persons interested in the Plan, including Participants, Beneficiaries, transferees under Section 11(b) and other persons claiming rights from or through a Participant, and stockholders. The foregoing notwithstanding, the Board shall perform the functions of the Committee for purposes of granting Awards under the Plan to non-employee directors (authority with respect to other aspects of non-employee director awards is not exclusive to the Board, however).

                (b) MANNER OF EXERCISE OF COMMITTEE AUTHORITY. At anytime that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award intended by the Committee to qualify as "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder or intended to be covered by an exemption under Rule 16b-3 under the Exchange Act may be taken by a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members or may be taken by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action, provided that, upon such abstention or recusal, the Committee remains composed of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. To the fullest extent authorized under Section 157(c) and other applicable provisions of the Delaware General Corporation Law, the Committee may delegate to officers or managers of the Company or any subsidiary or affiliate, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not cause Awards intended to qualify as "performance-based compensation" under Code
Section 162(m) to fail to so qualify.

                (c) LIMITATION OF LIABILITY. The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company or a subsidiary or affiliate, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a subsidiary or affiliate acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

                4.      STOCK SUBJECT TO PLAN.

                (a) OVERALL NUMBER OF SHARES AVAILABLE FOR DELIVERY. Subject to adjustment as provided in Section 11(c), the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be (i) 4,000,000 plus (ii) the number of shares subject to Awards under the Plan or awards under the Preexisting Plans which become available in accordance with Section 4(b) after the Effective Date Of these shares, 500,000 may be delivered in connection with "full-value Awards," meaning Awards other than Options, SARs, or Awards for which the Participant pays the intrinsic value directly or by forgoing a right to receive a cash payment from the Company; provided, however, that full-value Awards in excess of the number specified in this sentence may be granted and shares delivered in settlement thereof if the aggregate number of shares that remain available for Awards other than full-value Awards is reduced by 1.8 shares for each excess share delivered. The limitation on full-value Awards under this Section 4(a) shall be subject to Section 4(b) and subject to adjustment as provided in Section 11(c). Awards that may be granted to non-employee directors are subject to aggregate limitations under Section 5(c). Any shares of Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.

                (b) SHARE COUNTING RULES. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. Shares that are potentially deliverable under an Award under the Plan or an award under any Preexisting Plan that is canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of such shares to the Participant will not be counted as delivered under the Plan or such Preexisting Plan. Shares that have been issued in connection with an Award (e.g., Restricted Stock) or Preexisting Plan award that is canceled, forfeited, or settled in cash such that those shares are returned to the Company will again be available for Awards. Shares withheld in payment of the exercise price or taxes relating to an Award or Preexisting Plan award and shares equal to the number surrendered in payment of any exercise price or taxes relating to an Award or Preexisting Plan award shall be deemed to constitute shares not delivered to the Participant and shall be deemed to be available for Awards under the Plan. The foregoing notwithstanding, if issued shares are returned to the Company, including upon a cash out of Restricted Stock, surrender of shares in payment of an exercise price or taxes relating to an Award, or withholding of shares in payment of taxes upon vesting of Restricted Stock, such shares shall not become available again under the Plan if the transaction resulting in the return of shares occurs more than ten years after the date of the most recent shareholder approval of the Plan, and otherwise shares shall not become available under this Section 4(b) in an event that would constitute a "material revision" of the Plan subject to shareholder approval under then applicable rules of the New York Stock Exchange. In addition, in the case of any Award granted in substitution for an award of a company or business acquired by the Company or a subsidiary or affiliate, shares issued or issuable in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan, but shall be available under the Plan by virtue of the Company's assumption of the plan or arrangement of the acquired company or business. Because shares will count against the number reserved in Section 4(a) upon delivery, and subject to the share counting rules under this Section 4(b), the Committee may determine that Awards may be outstanding that relate to a greater number of shares than the aggregate remaining available under the Plan, so long as Awards will not result in delivery and vesting of shares in excess of the number then available under the Plan.

                5.      ELIGIBILITY AND CERTAIN AWARD LIMITATIONS.

                (a) ELIGIBILITY. Awards may be granted under the Plan only to Eligible Persons. For purposes of the Plan, an "Eligible Person" means an employee of the Company or any subsidiary or affiliate, including any executive officer, a non-employee director of the Company, a consultant or other person who provides substantial services to the Company or a subsidiary or affiliate, and any person who has been offered employment by the Company or a subsidiary or affiliate, provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with the Company or a subsidiary or affiliate. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary or affiliate for purposes of eligibility for participation in the Plan. For purposes of the Plan, a joint venture in which the Company or a subsidiary has a substantial direct or indirect equity investment shall be deemed an affiliate, if so determined by the Committee.

                (b) PER-PERSON AWARD LIMITATIONS. In each calendar year during any part of which the Plan is in effect, an Eligible Person may be granted Awards intended to qualify as "performance-based compensation" under Code Section 162(m) under each of Section 6(b), 6(c), 6(d), 6(e), 6(f), 6(g) or 6(h) relating to up to his or her Annual Limit (such Annual Limit to apply separately to the type of Award authorized under each specified subsection, except that the limitation applies to Dividend Equivalents under Section 6(g) only if such Dividend Equivalents are granted separately from and not as a feature of another Award). Subject to Section 4(a), a Participant's Annual Limit, in any year during any part of which the Participant is then eligible under the Plan, shall equal one million shares plus the amount of the Participant's unused Annual Limit relating to the same type of Award as of the close of the previous year, subject to adjustment as provided in Section 11(c). In the case of an Award which is not valued in a way in which the limitation set forth in the preceding sentence would operate as an effective limitation satisfying Treasury Regulation 1.162-27(e)(4) (including a Performance Award under Section 7 not related to an Award specified in Section
6), an Eligible Person may not be granted Awards authorizing the earning during any calendar year of an amount that exceeds the Participant's Annual Limit, which for this purpose shall equal $5 million plus the amount of the Participant's unused cash Annual Limit as of the close of the previous year (this limitation is separate and not affected by the number of Awards granted during such calendar year subject to the limitation in the preceding sentence). For this purpose, (i) "earning" means satisfying performance conditions so that an amount becomes payable, without regard to whether it is to be paid currently or on a deferred basis or continues to be subject to any service requirement or other non-performance condition, and (ii) a Participant's Annual Limit is used to the extent an amount or number of shares may he potentially earned or paid under an Award, regardless of whether such amount or shares are in fact earned or paid.

                (c) LIMITS ON NON-EMPLOYEE DIRECTOR AWARDS. Non-employee directors may be granted any type of Award under the Plan, but the aggregate number of shares that may be delivered in connection with Awards granted to non-employee directors shall be ten percent of the total reserved under the Plan, and in each calendar year during any part of which the Plan is in effect, a non-employee director may be granted Awards relating to no more than 20,000 shares, subject to adjustment as provided in Section 11(c).

                6.      SPECIFIC TERMS OF AWARDS.

                (a) GENERAL. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 11(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion with respect to any term or condition of an Award that is not mandatory under the Plan. The Committee shall require the payment of lawful consideration for an Award to the extent necessary to satisfy the requirements of the Delaware General Corporation Law, and may otherwise require payment of consideration for an Award except as limited by the Plan.

                (b) OPTIONS. The Committee is authorized to grant Options to Participants on the following terms and conditions:

                        (i) EXERCISE PRICE. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option, subject to Sections 6(f) and 8(a).

                        (ii) OPTION TERM; TIME AND METHOD OF EXERCISE. The Committee shall determine the term of each Option, provided that in no event shall the term of any Optionor SAR in tandem therewith exceed a period of ten years from the date of grant. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid and the form of such payment (subject to Section 11(k)), including, without limitation, cash, Stock (including through withholding of Stock deliverable upon exercise, if such withholding will not result in additional accounting expense to the Company), other Awards or awards granted under other plans of the Company or any subsidiary or affiliate, or other property (including through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by or forms in which Stock will be delivered or deemed to be delivered in satisfaction of Options to Participants (including deferred delivery of shares representing the Option "profit," at the election of the Participant or as mandated by the Committee, with such deferred shares subject to any vesting, forfeiture or other terms as the Committee may specify).

                (c) STOCK APPRECIATION RIGHTS. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

                        (i) RIGHT TO PAYMENT. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, in the case of a "Limited SAR," the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 9(c) hereof) over (B) the grant price of the SAR as determined by the Committee, which grant price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such SAR.

                        (ii) OTHER TERMS. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be free-standing or in tandem or combination with any other Award, and the maximum term of an SAR, which in no event shall exceed a period of ten years from the date of grant. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. The Committee may require that an outstanding Option be exchanged for an SAR exercisable for Stock having vesting, expiration, and other terms substantially the same as the Option, so long as such exchange will not result in additional accounting expense to the Company.

                (d) RESTRICTED STOCK. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

                        (i) GRANT AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise and under such other circumstances as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award document relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee).

                        (ii) FORFEITURE. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

                        (iii) CERTIFICATES FOR STOCK. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

                        (iv) DIVIDENDS AND SPLITS. As a condition to the grant of an Award of Restricted Stock, the Committee may require that any dividends paid on a share of Restricted Stock shall be either (A) paid with respect to such Restricted Stock at the dividend payment date in cash, in kind, or in a number of shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) automatically reinvested in additional Restricted Stock or held in kind, which shall be subject to the same terms as applied to the original Restricted Stock to which it relates, or (C) deferred as to payment, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in shares of Deferred Stock, other Awards or other investment vehicles, subject to such terms as the Committee shall determine or permit a Participant to elect. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

                (e) DEFERRED STOCK. The Committee is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, other Awards, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

                        (i) AWARD AND RESTRICTIONS. Issuance of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, and under such other circumstances as the Committee may determine at the date of grant or thereafter. Deferred Stock may be satisfied by delivery of Stock, other Awards, or a combination thereof (subject to Section 11(k)), as determined by the Committee at the date of grant or thereafter.

                        (ii) FORFEITURE. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award document evidencing the Deferred Stock), all Deferred Stock that is at that time subject to such forfeiture conditions shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

                        (iii) DIVIDEND EQUIVALENTS. Unless otherwise determined by the Committee, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles having a Fair Market Value equal to the amount of such dividends, as the Committee shall determine or permit a Participant to elect.

                (f) BONUS STOCK AND AWARDS IN LIEU OF OBLIGATIONS. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations of the Company or a subsidiary or affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee.

                (g) DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equivalent to all or a portion of the dividends paid with respect to a specified number of shares of Stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to restrictions on transferability, risks of forfeiture and such other terms as the Committee may specify.

                (h) OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or affiliates or other business units. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, notes, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

                (i) PERFORMANCE AWARDS. Performance Awards, denominated in cash or in Stock or other Awards, may be granted by the Committee in accordance with Section 7.

                7.      PERFORMANCE AWARDS, INCLUDING ANNUAL INCENTIVE AWARDS.

                (a) PERFORMANCE AWARDS GENERALLY. The Committee is authorized to grant Performance Awards on the terms and conditions specified in this Section 7. Performance Awards may be denominated as a cash amount, number of shares of Stock, or specified number of other Awards (or a combination) which may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 7(b) and 7(c) in the case of a Performance Award intended to qualify as "performance-based compensation" under Code Section 162(m).

                (b) PERFORMANCE AWARDS GRANTED TO COVERED EMPLOYEES. If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of a preestablished performance goal and other terms set forth in this Section 7(b).

                        (i) PERFORMANCE GOAL GENERALLY. The performance goal for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 7(b). The performance goal shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

                        (ii) BUSINESS CRITERIA. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or affiliates or other business units of the Company, shall he used by the Committee in establishing performance goals for such Performance Awards: (1) net sales; (2) earnings from operations. earnings before or after taxes, earnings before or after interest, depreciation, amortization, incentives, service fees or extraordinary or special items; (3) net income or net income per common share (basic or diluted); (4) return on assets, return on investment, return on capital, or return on equity; (5) cash flow, free cash flow, cash flow return on investment, or net cash provided by operations; (6) economic value created; (7) operating margin or profit margin; (8) stock price or total stockholder return; and (9) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal


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

        compared to the performance of one or more comparable companies or an index covering multiple companies.

                        (iii) PERFORMANCE PERIOD; TIMING FOR ESTABLISHING PERFORMANCE GOALS. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to one year or more than one year, as specified by the Committee. A performance goal shall be established not later than the earlier of (A) 90 days after the beginning of any performance period applicable to such Performance Award or (B) the time 25% of such performance period has elapsed.

                        (iv) PERFORMANCE AWARD POOL. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) during the given performance period, as specified by the Committee in accordance with Section 7(b)(iv). The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                        (v) SETTLEMENT OF PERFORMANCE AWARDS; OTHER TERMS. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 7(b). Any settlement which changes the form of payment from that originally specified shall be implemented in a manner such that the Performance Award and other related Awards do not, solely for that reason, fail to qualify as "performance-based compensation" for purposes of Code Section 162(m). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant or other event (including a Change in Control) prior to the end of a performance period or settlement of such Performance Awards.

                (c) ANNUAL INCENTIVE AWARDS GRANTED TO DESIGNATED COVERED EMPLOYEES. The Committee may grant an Annual Incentive Award to an Eligible Person who is designated by the Committee as likely to be a Covered Employee. Such Annual Incentive Award will be intended to qualify as "performance-based compensation" for purposes of Code Section 162(m), and therefore its grant, exercise and/or settlement shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 7(c).

                        (i) GRANT OF ANNUAL INCENTIVE AWARDS. Not later than the earlier of 90 days after the beginning of any performance period applicable to such Annual Incentive Award or the time 25% of such performance period has elapsed, the Committee shall determine the Covered Employees who will potentially receive Annual Incentive Awards, and the amount(s) potentially payable thereunder, for that performance period. The amount(s) potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) in the given performance period, as specified by the Committee. The Committee may designate an annual incentive award pool as the means by which Annual Incentive Awards will be measured, which pool shall conform to the provisions of
        Section 7(b)(iv). In such case. the portion of the Annual Incentive Award pool potentially payable to each Covered Employee shall be preestablished by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5.

                        (ii) PAYOUT OF ANNUAL INCENTIVE AWARDS. After the end of each performance period, the Committee shall determine the amount, if any, of the Annual Incentive Award for that performance period payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by


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

        the Participant or other event (including a Change in Control) prior to the end of a performance period or settlement of such Annual Incentive Award.

                (d) WRITTEN DETERMINATIONS. Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of Performance Awards and Annual Incentive Awards, the level of actual achievement of the specified performance goals relating to Performance Awards and Annual Incentive Awards, and the amount of any final Performance Award and Annual Incentive Award shall be recorded in writing in the case of Performance Awards intended to qualify under Section 162(m). Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under
Section 162(m), prior to settlement of each such Award granted to a Covered Employee, that the performance objective relating to the Performance Award and other material terms of the Award upon which settlement of the Award was conditioned have been satisfied.

                8.      CERTAIN PROVISIONS APPLICABLE TO AWARDS.

                (a) STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary or affiliate, or any business entity to be acquired by the Company or a subsidiary or affiliate, or any other right of a Participant to receive payment from the Company or any subsidiary or affiliate. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. Subject to Section 11(k), the Committee may determine that, in granting a new Award, the in-the-money value or fair value of any surrendered Award or award may be applied to reduce the exercise price of any Option, grant price of any SAR, or purchase price of any other Award.

                (b) TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Committee, subject to the express limitations set forth in Section 6(b)(ii).

                (c) FORM AND TIMING OF PAYMENT UNDER AWARDS; DEFERRALS. Subject to the terms of the Plan (including Section 11(k)) and any applicable Award document, payments to be made by the Company or a subsidiary or affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property. and may be made in it single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (subject to Section 11(k)). Installment or deferred payments may be required by the Committee (subject to Section 11(e)) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest oil installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

                (d) EXEMPTIONS FROM SECTION 16(B) LIABILITY. With respect to a Participant who is then subject to the reporting requirements of Section 16(a) of the Exchange Act in respect of the Company, the Committee shall implement transactions under the Plan and administer the Plan in a manner that will ensure that each transaction with respect to such a Participant is exempt from liability under Rule 16b-3 or otherwise not subject to liability under Section 16(b)), except that this provision shall not limit sales by such a Participant, and such a Participant may engage in other non-exempt transactions under the Plan. The Committee may authorize the Company to repurchase any Award or shares of Stock deliverable or delivered in connection with any Award (subject to Section 11(k)) in order to avoid a Participant who is subject to Section 16 of the Exchange Act incurring liability under Section 16(b). Unless otherwise specified by the Participant, equity securities or derivative securities acquired under the Plan which are disposed of by a Participant shall be deemed to be disposed of in the order acquired by the Participant.

                (e) LIMITATION ON VESTING OF CERTAIN AWARDS. Full-value Awards (as defined in Section 4(a)), if their grant or vesting is subject to performance conditions, shall have a minimum vesting period of no less than one year, and such Awards, if neither their grant nor vesting is subject to performance conditions, shall have a minimum vesting period of no less than three years; provided, however, that such Awards may vest on an


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accelerated basis in the event of a Participant's death, disability, or retirement, or in the event of a Change in Control or other special circumstances. For purposes of this Section 8(e), (i) a performance period that precedes the grant of the Award will be treated as part of the vesting period if the participant has been notified promptly after the commencement of the performance period that he or she has the opportunity to earn the Award based on performance and continued service, and (ii) vesting over a one-year period or three-year period will include periodic vesting over such period if the rate of such vesting is proportional (or less rapid) throughout such period The foregoing notwithstanding, up to 5% of the shares of Stock authorized under the Plan may be granted as full-value Awards without the minimum vesting requirements set forth in this Section 8(e).

                9.      CHANGE IN CONTROL.

                (a) EFFECT OF "CHANGE IN CONTROL" ON NON-PERFORMANCE BASED AWARDS. In the event of a "Change in Control," the following provisions shall apply to non-performance based Awards, including Awards as to which performance conditions previously have been satisfied or are deemed satisfied under Section 9(b), unless otherwise provided by the Committee in the Award document:

                        (i) All deferral of settlement, forfeiture conditions and other restrictions applicable to Awards granted under the Plan shall lapse and such Awards shall be fully payable its of the time of the Change in Control without regard to deferral and vesting conditions, except to the extent of any waiver by the Participant or other express election to defer beyond the Change in Control and subject to applicable restrictions set forth in Section 11(a);

                        (ii) Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control and shall remain exercisable and vested for the balance of the stated term of such Award without regard to any termination of employment or service by the Participant other than a termination for "cause" (as defined in any employment or severance agreement between the Company or it subsidiary or affiliate and the Participant then in effect or, if none, as defined by the Committee and in effect at the time of the Change in Control), subject only to applicable restrictions set forth in Section 11(a); and

                        (iii) The Committee may, in its discretion, determine to extend to any Participant who holds an Option the right to elect, during the 60-day period immediately following the Change in Control, in lieu of acquiring the shares of Stock covered by such Option, to receive in cash the excess of the Change in Control Price over the exercise price of such Option, multiplied by the number of shares of Stock covered by such Option, and to extend to any Participant who holds other types of Awards denominated in shares the right to elect, during the 60-day period immediately following the Change in Control, in lieu of receiving the shares of Stock covered by such Award, to receive in cash the Change in Control Price multiplied by the number of shares of Stock covered by such Award. In addition, the Committee may provide that Options and SARs shall be subject to a mandatory cash-out in lieu of accelerated vesting, in order to limit the extent of "parachute payments" under Sections 280G and 4999 of the Code.

                (b) EFFECT OF "CHANGE IN CONTROL" ON PERFORMANCE-BASED AWARDS. In the event of a "Change in Control," with respect to an outstanding Award subject to achievement of performance goals and conditions, such performance goals and conditions shall be deemed to be met or exceeded if and to the extent so provided by the Committee in the Award document governing such Award or other agreement with the Participant.

                (c) DEFINITION OF "CHANGE IN CONTROL." A "Change in Control" shall be deemed to have occurred if, after the Effective Date, there shall have occurred any of the following:

                        (i) any Person (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company) becomes the beneficial owner (except that a Person shall be deemed to be the beneficial owner of all shares that any such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants or options or otherwise, without regard to the sixty day period referred to in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company or any Significant Subsidiary (as defined below), representing 25% or more of the combined voting power of the Company's or such subsidiary's then outstanding securities;

                        (ii) during any period of two consecutive years (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this paragraph) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved but excluding for this purpose any such new director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or Person other than the Board, cease for any reason to constitute at least a majority of the Board,

                        (iii) the consummation of a merger or consolidation of the Company or any subsidiary owning directly or indirectly all or substantially all of the consolidated assets of the Company (a "Significant Subsidiary") with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company or a Significant Subsidiary outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) more than 50% of the combined voting power of the surviving or resulting entity outstanding immediately after such merger or consolidation;

                        (iv) the stockholders of the Company or any affiliate approve a plan or agreement for the sale or disposition of all or substantially all of the consolidated assets of the Company (other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company immediately prior to such sale or disposition) and the satisfaction of all material conditions to completion of the transaction, in which case the Board shall determine the effective date of the Change in Control resulting therefrom; or

                        (v) any other event occurs which the Board determines, in its discretion, would materially alter the structure of the Company or its ownership.

                (d) DEFINITION OF "CHANGE IN CONTROL PRICE." The "Change in Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any transaction triggering the Change in Control or any liquidation of shares following a sale of substantially all assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and 60-day period following the Change in Control.

                10.     ADDITIONAL AWARD FORFEITURE PROVISIONS.

                (a) FORFEITURE OF OPTIONS AND OTHER AWARDS AND GAINS REALIZED UPON PRIOR OPTION EXERCISES OR AWARD SETTLEMENTS. Unless otherwise determined by the Committee, each Award granted hereunder shall be subject to the following additional forfeiture conditions, to which the Participant, by accepting an Award hereunder, agrees. If any of the events specified in Section 10(b)(i), (ii), or (iii) occurs (a "Forfeiture Event"), all of the following forfeitures will result, such forfeitures to be effective at the later of the occurrence of the Forfeiture Event or the Participant's termination of employment:

                        (i) The unexercised portion of the Option, whether or not vested, and any other Award not then settled (except for an Award that has not been settled solely due to an elective deferral by the Participant and otherwise is not forfeitable in the event of any termination of service of the Participant) will be immediately forfeited and canceled upon the occurrence of the Forfeiture Event; and

                        (ii) The Participant will be obligated to repay to the Company, in cash, within five business days after demand is made therefor by the Company, the total amount of Award Gain (as defined herein) realized by the Participant upon each exercise of an Option or settlement of an Award (regardless of any elective deferral) that occurred on or after (A) the date that is six months prior to the occurrence of the Forfeiture Event, if the Forfeiture Event occurred while the Participant was employed by the Company or a subsidiary or affiliate, or (B) the date that is six months prior to the date the Participant's employment by the Company or a subsidiary or affiliate terminated, if the Forfeiture Event occurred after the Participant ceased to be so employed. For purposes of this Section, the term "Award Gain" shall mean (i) in respect of a given Option exercise, the product of (X) the Fair Market Value per share of Stock at the date of such exercise (without regard to any subsequent change in the market price of shares) minus the exercise price times (Y) the number of shares as to which the Option was exercised at that date, and (ii) in respect of any other settlement of an Award granted to the Participant, the Fair Market Value of the cash or Stock paid or payable to Participant (regardless of any elective deferral) less any cash or the Fair Market Value of any Stock or property (other than an Award or award which would have itself then been forfeitable hereunder and excluding any payment of tax withholding) paid by tile Participant to the Company as a condition of or in connection with such settlement.

                (b) EVENTS TRIGGERING FORFEITURE. The forfeitures specified in Section 10(a) will be triggered upon the occurrence of any one of the following Forfeiture Events at any time during the Participant's employment by the Company or a subsidiary or affiliate or during the one-year period following termination of such employment:

                        (i) The Participant, acting alone or with others, directly or indirectly, prior to a Change in Control, (A) engages, either as employee, employer, consultant, advisor, or director, or as an owner, investor, partner, or stockholder unless the Participant's interest is insubstantial, in any business in an area or region in which the Company conducts business at the date the event occurs, which is directly in competition with a business then conducted by the Company or a subsidiary or affiliate; (B) induces any customer or supplier of the Company or a subsidiary or affiliate, or other company with which the Company or a subsidiary or affiliate has a business relationship, to curtail, cancel, not renew, or not continue his or her or its business with the Company or any subsidiary or affiliate; or (C) induces, or attempts to influence, any employee of or service provider to the Company or a subsidiary or affiliate to terminate such employment or service. The Committee shall, in its discretion, determine which lines of business the Company conducts on any particular date and which third parties may reasonably be deemed to be in competition with the Company. For purposes of this Section 10(b)(i), a Participant's interest as a stockholder is insubstantial if it represents beneficial ownership of less than five percent of the outstanding class of stock, and a Participant's interest as an owner, investor, or partner is insubstantial if it represents ownership, as determined by the Committee in its discretion, of less than five percent of the outstanding equity of the entity;

                        (ii) The Participant discloses, uses, sells, or otherwise transfers, except in the course of employment with or other service to the Company or any subsidiary or affiliate, any confidential or proprietary information of the Company or any subsidiary or affiliate, including but not limited to information regarding the Company's current and potential customers, organization, employees, finances, and methods of operations and investments, so long as such information has not otherwise been disclosed to the public or is not otherwise in the public domain, except as required by law or pursuant to legal process, or the Participant makes statements or representations, or otherwise communicates, directly or indirectly, in writing, orally, or otherwise, or takes any other action which may, directly or indirectly, disparage or be damaging to the Company or any of its subsidiaries or affiliates or their respective officers, directors, employees, advisors, businesses or reputations, except as required by law or pursuant to legal process; or

                        (iii) The Participant fails to cooperate with the Company or any subsidiary or affiliate by making himself or herself available to testify on behalf of the Company or such subsidiary or affiliate in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, or otherwise fails to assist the Company or any subsidiary or affiliate in any such action, suit, or proceeding by providing information and meeting and consulting with members of management of, other representatives of, or counsel to, the Company or such subsidiary or affiliate, as reasonably requested.

                (c) AGREEMENT DOES NOT PROHIBIT COMPETITION OR OTHER PARTICIPANT ACTIVITIES. Although the conditions set forth in this Section 10 shall be deemed to be incorporated into an Award, a Participant is not thereby prohibited from engaging in any activity, including but not limited to competition with the Company and its subsidiaries and affiliates. Rather, the non-occurrence of the Forfeiture Events set forth in Section 10(b) is a condition to the Participant's right to realize and retain value from his or her compensatory Options and Awards, and the consequence under the Plan if the Participant engages in an activity giving rise to any such Forfeiture Event are the forfeitures specified herein. The Company and the Participant shall not be precluded by this provision or otherwise from entering into other agreements concerning the subject matter of Section 10(a) and 10(b).

                (d) COMMITTEE DISCRETION. The Committee may, in its discretion, waive in whole or in part the Company's right to forfeiture under this Section, but no such waiver shall be effective unless evidenced by a writing signed by a duly authorized officer of the Company. In addition, the Committee may impose additional conditions on Awards, by inclusion of appropriate provisions in the document evidencing or governing any such Award.

                11.     GENERAL PROVISIONS.

                (a) COMPLIANCE WITH LEGAL AND OTHER REQUIREMENTS. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

                (b) LIMITS ON TRANSFERABILITY; BENEFICIARIES. No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary or affiliate thereof), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights may be transferred to one or more transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee, subject to any terms and conditions which the Committee may impose thereon (including limitations the Committee may deem appropriate in order that offers and sales under the Plan will meet applicable requirements of registration forms under the Securities Act of 1933 specified by the Securities and Exchange Commission). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award document applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

                (c) ADJUSTMENTS. In the event that any large, special and non-recurring dividend or other distribution (whether in the form of cash or property other than Stock), recapitalization, forward or reverse split, Stock dividend, reorganization, merger, consolidation, spin-off, combination. repurchase, share exchange, liquidation. dissolution or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5(b) and Section 5(c), (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, the Committee may make provision for a payment of cash or property to the holder of an outstanding Option (subject to Section 11(k)). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals and any hypothetical funding pool relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or affiliate or other business unit, or the financial statements of the Company or any subsidiary or affiliate, or in response to changes in applicable laws. regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any subsidiary or affiliate or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that the existence of such authority (i) would cause Options, SARs, or Performance Awards granted under Section 8 to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder, or (ii) would cause the Committee to be deemed to have authority to change the targets, within the meaning of Treasury Regulation 1.162-27(e)(4)(vi), under the performance goals relating to Options or SARs granted to Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

                (d)     TAX PROVISIONS.

                        (i) WITHHOLDING. The Company and any subsidiary or affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's withholding obligations, either on a mandatory or elective basis in the discretion of the Committee. Other provisions of the Plan notwithstanding, only the minimum amount of Stock deliverable in connection with an Award necessary to satisfy statutory withholding requirements will be withheld, except a greater amount of Stock may be withheld if such withholding would not result in additional accounting expense to the Company.

                        (ii)    REQUIRED CONSENT TO AND NOTIFICATION OF CODE
        SECTION 83(B) ELECTION. No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award document or by action of the Committee in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

                (e) CHANGES TO THE PLAN. The Board may amend, suspend or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants; provided, however, that any amendment to the Plan shall be submitted to the Company's stockholders for approval not later than the earliest annual meeting for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted or if such amendment is a material amendment to

Section 5(c) of the Plan, and the Board may otherwise, in its discretion, determine to submit other amendments to the Plan to stockholders for approval and provided further, that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any outstanding Award. Without the approval of stockholders, the Committee will not amend or replace previously granted Options in a transaction that constitutes it "repricing," as such term is used in Section 303A.08 of the Listed Company Manual of the New York Stock Exchange.

                (f) RIGHT OF SETOFF. The Company or any subsidiary or affiliate may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or it subsidiary or affiliate may owe to the Participant from time to time, including amounts payable in connection with any Award, owed as wages, fringe benefits, or other compensation owed to the Participant. Such amounts as may be owed by the Participant to the Company, including but not limited to amounts owed under Section 10(a), although the Participant shall remain liable for any part of the Participant's payment obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff under this Section 11(f).

                (g) UNFUNDED STATUS OF AWARDS; CREATION OF TRUSTS. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

                (h) NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements, apart from the Plan, as it may deem desirable, including incentive arrangements and awards which do not qualify under Code Section 162(m), and such other arrangements may be either applicable generally or only in specific cases.

                (i) PAYMENTS IN THE EVENT OF FORFEITURES; FRACTIONAL SHARES. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

                (j) COMPLIANCE WITH CODE SECTION 162(M). It is the intent of the Company that Options and SARs granted to Covered Employees and other Awards designated as Awards to Covered Employees subject to Section 7 shall constitute qualified "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder, unless otherwise determined by the Committee at the time of allocation of an Award. Accordingly, the terms of Sections 7(b),
(c), and (d), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee as likely to be a Covered Employee with respect to a specified fiscal year. If any provision of the Plan or any Award document relating to a Performance Award that is designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.

                (k) CERTAIN LIMITATIONS RELATING TO ACCOUNTING TREATMENT OF AWARDS. At any time that the Company is accounting for stock-denominated Awards under Accounting Principles Board Opinion 25 ("APB 25"), the Company intends that, with respect to such Awards, the compensation measurement date for accounting purposes shall occur at the date of grant or the date performance conditions are met if an Award is fully contingent on achievement of performance goals, unless the Committee specifically determines otherwise. Therefore, other provisions of the Plan notwithstanding, in order to preserve this fundamental objective of the Plan, if any authority granted to the Committee hereunder or any provision of the Plan or an Award agreement would result, under APB 25, in "variable" accounting or a measurement date other than the date of grant or the date such performance conditions are met with respect to such Awards, if the Committee was not specifically aware of such accounting consequence at the time such Award was granted or provision otherwise became effective, such authority shall be limited and such provision shall be automatically modified and reformed to the extent necessary to preserve the accounting treatment of the award intended by the Committee. This provision shall cease to be effective if and at such time as the Company no longer accounts for equity compensation under APB 25. (l) GOVERNING LAW. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award document shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

                (m) AWARDS TO PARTICIPANTS OUTSIDE THE UNITED STATES. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant's residence or employment abroad shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. An Award may be modified under this Section 11(m) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) for the Participant whose Award is modified.

                (n) LIMITATION ON RIGHTS CONFERRED UNDER PLAN. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a subsidiary or affiliate, (ii) interfering in any way with the right of the Company or a subsidiary or affiliate to terminate any Eligible Person's or Participant's employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award or an Option is duly exercised. Except as expressly provided in the Plan and an Award document, neither the Plan nor any Award document shall confer on any person other than the Company and the Participant any rights or remedies thereunder.

                (o) SEVERABILITY; ENTIRE AGREEMENT. If any of the provisions of this Plan or any Award document is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award documents contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

                (p) PLAN EFFECTIVE DATE AND TERMINATION. The Plan shall become effective if, and at such time as, the stockholders of the Company have approved it by such vote as may meet the applicable requirements of the New York Stock Exchange and the Delaware General Corporation Law. Unless earlier terminated by action of the Board of Directors, the Plan will remain in effect until such time as no Stock remains available for delivery under the Plan and the Company has no further rights or obligations under the Plan with respect to outstanding Awards under the Plan.

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




















                                                             DETACH HERE                                                      ZLNTC2



                                                                PROXY

                                                       LINENS 'N THINGS, INC.





                                                             MAY 6, 2004

                        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LINENS 'N THINGS, INC.

        The undersigned hereby appoints Brian D. Silva, William T. Giles and Denise Tolles, and each of them, with power of substitution, proxies for the undersigned and authorises each of them to represent and vote, as designated, all of the shares of
Linens 'n Things, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the
Company to be held at the Company's headquarters at 6 Brighton Raod, Clifton, New Jersey on May 6, 2004 and at any adjournment or postponement of such meeting.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO CONTRARY
DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1 AND "FOR" PROPOSAL 2 AND IN THE DISCRETION OF THE PROXY COMMITTEE ON
ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, UNLESS OTHERWISE SPECIFIED. THE PROXY COMMITTEE HAS THE AUTHORITY TO
VOTE "FOR" AN ADJOURNMENT OF THE MEETING, AS DESCRIBED IN THE PROXY STATEMENT. PLEASE VOTE PROMPTLY.

---------------                                                                                                      ---------------
  SEE REVERSE                                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE                             SEE REVERSE
     SIDE                                                                                                                 SIDE
---------------                                                                                                      ---------------


LINENS 'N THINGS, INC.
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694





















                                      DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL.                               ZLNTC1

    PLEASE MARK
[X] VOTE AS IN                                                                                                                  #LNT
    THIS EXAMPLE.



1. ELECTION OF TWO DIRECTORS FOR A THREE-YEAR TERM.
      (01) STANLEY P. GOLDSTEIN                                                                             FOR   AGAINST   ABSTAIN
      (02) ROBERT KAMERSCHEN                                    2. TO APPROVE THE ADOPTION OF THE 2004      [ ]     [ ]       [ ]
                                                                   STOCK AWARD AND INCENTIVE PLAN.


       FOR                      WITHHELD
       ALL    [ ]          [ ]  FROM ALL                        MARK HERE IF YOU DO NOT GIVE THE PROXY COMMITTEE              [ ]
     NOMINEES                   NOMINEES                        AUTHORITY TO VOTE "FOR" AN ADJOURNMENT.

  FOR
  ALL   [ ]
EXCEPT     ___________________________________________________
NOTE: If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and write the name on the line above. Your shares will be voted "FOR" the remaining nominee.

                                                                MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                 [ ]


                                                                Please sign exactly as your name or names appear hereon. When signing as attorney, executor, adminstrator, trustee or guardian, please give your full title as such. If a corporation, please print the full corporate name and sign by president or other authorized officer. If a partnership, please print the full partnership name and sign by authorized person.


Signatures_____________________________________ Date:____________ Signatures_____________________________________ Date:____________